UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

155 West 19th Street, Floor 3
New York, NY 10011

(Address of principal executive offices) (Zip code)

Robert C. Holderith
155 West 19th Street, Floor 3
New York, NY 10011

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-201-389-6872

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EGA Emerging Global Shares Trust

Annual Report

March 31, 2015

EGShares Beyond BRICs ETF

EGShares Blue Chip ETF

EGShares Brazil Infrastructure ETF

EGShares EM Quality Dividend ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

  (This page intentionally left blank.)

Shareholder Letter
March 31, 2015

Dear Shareholder,

The last twelve months can be described in a single word for emerging markets investors: volatile. What started off as a continuation of the turnaround we saw in most emerging market countries at the end of 2013 turned into rough ride by September 2014. Gains in the MSCI Emerging Markets (EM) Index in July and August evaporated in September as investors were roiled by a sharp rise in the U.S. Dollar (USD). This sharp rise was bolstered by fears of an earlier than expected rate hike by the U.S. Federal Reserve as the U.S. economy appeared to gather some momentum. Emerging markets were not the only non-U.S. equity market affected and the euro declined as Europe edged closer to recession. Overall, the MSCI EM Index was up 0.44% from March 31, 2014 – March 31, 2015.1

Although volatility continued in the fourth quarter of 2014, the first quarter of 2015 ended just about where it started for most broad emerging market indices. A single driver caused most of the price movement: the price of oil. Whether you regard the U.S. based West Texas Intermediate (WTI) or the broader Brent Crude measure as the benchmark for oil prices, most investors felt the almost 50% drop in the price of crude oil at the gas pump.

What should be a positive driver for consumers globally caused an unfortunate side-effect for U.S. investors that invest in companies that are valued in other currencies: a strengthening USD, which caused a slide in prices of most securities not denominated in USD. Overall, the USD climbed 15% or more compared to most foreign currencies in Q4 2014, including emerging market currencies.

Certain countries, many of which are emerging or frontier market countries, are oil-revenue dependent. The dramatic price change in oil and the stronger dollar had much more impact on investors holding stocks in these countries. Russia, Nigeria, Oman, the UAE and Malaysia were generally more affected than most other emerging and frontier market countries where oil exports contribute little to their gross domestic product (GDP). However, there are many emerging market that are oil importers, though the market gave them little credit for this.

As in 2013, asset flows for both emerging markets equity and fixed income exchange-traded funds (ETFs) were negative in 2014 while asset flows at Emerging Global Advisors (EGA) were positive. EGA's assets under management (AUM) increased to $1.70 billion at the end of March 2015 versus $1.47 billion at the end of the first quarter of last year, a difference of about 14.9%2. Much of this change in AUM was from market action as well as positive fund flows. India, a major oil importer, continued to be a bright spot for EGA. Positive flows into the EGShares India Consumer ETF (INCO) were very positive, growing the size of that fund to about $90 million.

In the last 12 months, we closed several ETFs that did not have adequate investor interest. Our suite of three fixed income funds, the EGShares TCW EM Short Term Investment Grade Bond ETF (SEMF), EGShares TCW EM Intermediate Term Investment Grade Bond ETF (IEMF) and EGShares TCW EM Long Term Investment Grade Bond ETF (LEMF); the EGShares China Infrastructure ETF (CHXX); and two equity income funds, the EGShares EM Dividend High Income ETF (EMHD) and the EGShares Emerging Markets Dividend Growth ETF (EMDG), were all liquidated since my last annual letter to you. EGA launched one new ETF, the EGShares Blue Chip ETF (BCHP) in April 2014.

Thank you again for your support of our products and EGA.

Sincerely,

Robert C. Holderith
President and Founder
Emerging Global Advisors, LLC

Footnotes

1	Source: Bloomberg, MSCI as of March 31, 2015.
2	Source: ETF.com as of March 31, 2015.

EGA Emerging Global Shares Trust   1

Shareholder Letter (concluded)
March 31, 2015

This material must be accompanied or preceded by the prospectus.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. Small and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

These Funds may be non-diversified and, as a result, may have greater volatility than diversified-funds. A Fund may concentrate its investment in issuers of one or more particular industries to the same extent that the underlying index. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. In certain circumstances, a Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value preventing them from tracking the underlying index.

MSCI Emerging Markets Index is an index that is designed to measure equity market performance in global emerging markets.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results.

Robert Holderith is a registered representative of ALPS Distributors, Inc. EGA and EGShares Funds (“Funds”) are distributed by ALPS Distributors, Inc. EGA and ALPS Distributors, Inc. are unaffiliated entities.

2   EGA Emerging Global Shares Trust

(This page intentionally left blank.)

EGA Emerging Global Shares Trust   3

Portfolio Summary (Unaudited)
EGShares Beyond BRICs ETF

Industry Breakdown*

■ Financials	38.2%
■ Telecommunications	19.7
■ Consumer Services	9.7
■ Industrials	8.3
■ Consumer Goods	7.5
■ Oil & Gas	6.0
■ Utilities	5.1
■ Basic Materials	4.0
■ Health Care	1.5

Top Ten Holdings*

Naspers, Ltd. N Shares	3.2%
Masraf Al Rayan	3.1
America Movil SAB de CV Series L	3.1
Zenith Bank PLC	3.0
Guaranty Trust Bank PLC	2.9
Industries Qatar QSC	2.7
Vodafone Qatar	2.7
MTN Group, Ltd.	2.6
Fomento Economico Mexicano SAB de CV Series UBD ADR	2.3
Ooredoo QSC	2.2

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The EGShares Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “Beyond BRICs Underlying Index”). The Beyond BRICs Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets ex Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE’s Country Classification System. The index is market capitalization weighted, and has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

The Fund had a total return of -0.15% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 0.80% annualized return since its inception date of August 15, 2012. The Fund had a -4.16% return for the full year ended March 31, 2015. The Fund is designed to be allocated among different countries and industries. As of March 31, 2015, the top five country weights were South Africa, Mexico, Qatar, Malaysia and Indonesia and the top five industry weights were financials, telecommunications, consumer services, industrials and consumer goods.

Portfolio attribution for the 12-month period ended March 31, 2015 shows that exposure to Indonesia, South Africa and Oman contributed to the Fund performance, while exposure to Qatar, Malaysia and Poland detracted. By industry, exposure to consumer services, consumer goods and health care contributed to Fund performance, while exposure to basic materials, oil & gas and industrials were the main detractors.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. These risks may be greater for investments in frontier markets. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small-cap and mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

4   EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Beyond BRICs Index/ FTSE Beyond BRICs Index[1]
1 Year	-4.16%	-4.78%	-3.04%
Since Inception[2]	0.80%	0.85%	2.83%
1	The Index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85% and after expense waivers is 0.58%. EGA has entered into a written fee waiver agreement to waive its advisory fee to 0.58% of the Fund's average daily net assets without which the performance would have been lower. The Fee Waiver Agreement will remain in effect and will be contractually binding for two years from October 1, 2013. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective October 25, 2013, the EGShares Beyond BRICs ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Beyond BRICs Index.
2	The Index shown is reflective of the Indxx Beyond BRICs Index prior to October 25, 2013 and the FTSE Beyond BRICs Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   5

Portfolio Summary (Unaudited)
EGShares Blue Chip ETF

Sector Breakdown*

■ Information Technology	27.4%
■ Materials	23.1
■ Consumer Discretionary	16.1
■ Consumer Staples	13.4
■ Telecommunication Services	6.0
■ Industrials	5.4
■ Energy	4.9
■ Financials	3.7

Top Ten Holdings*

Catcher Technology Co., Ltd.	4.4%
Skyworks Solutions, Inc.	4.4
Avago Technologies, Ltd.	4.3
NXP Semiconductors NV	4.2
Pirelli & C. SpA	3.8
Mondi PLC	3.8
Jeronimo Martins SGPS SA	3.7
Largan Precision Co., Ltd.	3.7
Akzo Nobel NV	3.7
Old Mutual PLC	3.7

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Blue Chip ETF (ticker: BCHP)

The EGShares Blue Chip ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Developed Markets Blue Chip EM Access Index (the “Blue Chip Underlying Index”). The Blue Chip Underlying Index is an equal-weighted equity index comprised of 30 well-established, widely recognized companies that are domiciled and publicly traded in developed market countries and have, as of the most recent constitution, a U.S. Dollar equivalent market capitalization of at least $2 billion (based on then-current exchange rates) and measurable revenue from developing market countries.

The Fund had a total return of 5.35% at net asset value (“NAV”) for the quarter ended March 31, 2015 and -3.57% cumulative return since its inception date of April 23, 2014. The Fund is designed to be allocated among different countries and sectors. As of March 31, 2015, the top five country weights were the United States, Taiwan, the Netherlands, Switzerland and the United Kingdom, and the top five sector weights were information technology, materials, consumer discretionary, consumer staples and telecommunications services.

Portfolio attribution for the period since inception to March 31, 2015 shows that in general exposure to the United States, Singapore and Netherlands contributed to Fund performance, while exposure to Luxembourg, Australia and Canada detracted. By sector, exposure to information technology and consumer staples largely contributed to Fund performance, while exposure to energy, consumer discretionary and materials detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Mid-cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources, or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6   EGA Emerging Global Shares Trust

EGShares Blue Chip ETF

Performance as of 3/31/2015

	Total Return
	Fund Net Asset Value	Fund Market Price	EGAI Developed Markets Blue Chip EM Access Index
Since Inception[1]	-3.57%	-3.72%	-2.66%
1	April 23, 2014.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.60%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   7

Portfolio Summary (Unaudited)
EGShares Brazil Infrastructure ETF

Industry Breakdown*

■ Utilities	59.7%
■ Basic Materials	16.5
■ Telecommunications	11.8
■ Industrials	10.3
■ Health Care	1.7

Top Ten Holdings*

CPFL Energia SA	5.6%
Companhia Energetica de Minas Gerais Preference Shares	5.3
Ultrapar Participacoes SA	5.3
CCR SA	5.2
Tractebel Energia SA	5.2
Equatorial Energia SA	5.1
Companhia de Saneamento Basico do Estado de Sao Paulo	5.0
Companhia Energetica de Sao Paulo Preference Shares Class B	4.9
Telefonica Brasil SA Preference Shares	4.7
Companhia Siderurgica Nacional SA	4.7

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The EGShares Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (the “BRXX Underlying Index”). The BRXX Underlying Index is a free-float capitalization weighted stock market index designed to represent the performance of the 30 largest Brazilian companies ranked by full market capitalization that FTSE determines to be representative of Brazil’s infrastructure industries.

The Fund had a total return of -18.57% at net asset value (“NAV”) for the quarter ended March 31, 2015 and -11.05% annualized return since its inception date of February 24, 2010. The Fund had a -41.17% return for the full year ended March 31, 2015. The Fund is designed to be country specific and to have exposures specific to certain industries that are related to infrastructure. As of March 31, 2015, the Fund had over 50% of assets in companies in the utilities industry, as well as exposure to basic materials, industrials, telecommunications and health care.

Portfolio attribution for the 12-month period ended March 31, 2015 shows that exposure to basic materials, telecommunications, health care and industrials industries detracted from Fund performance, while exposure to utilities contributed positively.

The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8   EGA Emerging Global Shares Trust

EGShares Brazil Infrastructure ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Brazil Infrastructure Index/ FTSE Brazil Infrastructure Extended Index[1]
1 Year	-41.17%	-40.49%	-40.43%
3 Year	-24.63%	-24.54%	-23.73%
5 Year	-11.74%	-12.32%	-10.70%
Since Inception[2]	-11.05%	-11.06%	-9.52%
1	The Index shown is reflective of the Indxx Brazil Infrastructure Index prior to February 3, 2014 and the FTSE Brazil Infrastructure Extended Index thereafter.
2	February 24, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Brazil Infrastructure ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the FTSE Brazil Infrastructure Extended Index.
2	The Index shown is reflective of the Indxx Brazil Infrastructure Index prior to February 3, 2014 and the FTSE Brazil Infrastructure Extended Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   9

Portfolio Summary (Unaudited)
EGShares EM Quality Dividend ETF

Sector Breakdown*

■ Financials	21.6%
■ Energy	20.1
■ Telecommunication Services	17.0
■ Information Technology	12.1
■ Consumer Staples	10.4
■ Materials	8.7
■ Consumer Discretionary	6.1
■ Utilities	2.0
■ Industrials	2.0

Top Ten Holdings*

Uralkali PJSC GDR	2.4%
Tupras-Turkiye Petrol Rafinerileri AS	2.3
Globe Telecom, Inc.	2.3
Nan Ya Plastics Corp.	2.3
KT&G Corp.	2.2
Delta Electronics, Inc.	2.2
Uni-President Enterprises Corp.	2.2
Hotai Motor Co., Ltd.	2.2
FirstRand, Ltd.	2.2
Siliconware Precision Industries Co., Ltd.	2.1

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares EM Quality Dividend ETF (ticker: HILO)

The EGShares EM Quality Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index (the “HILO Underlying Index”). Effective as of January 26, 2015, the Fund began tracking the new HILO Underlying Index instead of the former FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index. The HILO Underlying Index is designed to represent a portfolio of approximately 50 companies in developing markets that each have a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.

The Fund had a total return of -1.45% at net asset value (“NAV”) for the quarter ended March 31, 2015 and -4.98% annualized return since its inception date of August 4, 2011. The Fund had a -8.37% return for the full year ended March 31, 2015. The Fund is designed to be allocated among different countries and sectors. As of March 31, 2015, the top five country weights were China, Taiwan, Brazil, Malaysia and Turkey and the top five sector weights were financials, energy, telecommunication services, information technology and consumer staples.

Portfolio attribution for the 12-month period ended March 31, 2015 generally shows that exposure to China, the United Arab Emirates and Mexico contributed to Fund performance, while exposure to Colombia, Brazil and the Czech Republic detracted. By sector, exposure to industrials, consumer staples and consumer discretionary largely contributed to Fund performance, while exposure to energy, telecommunication services and financials detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in a specific industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10   EGA Emerging Global Shares Trust

EGShares EM Quality Dividend ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Market High Income Low Beta Index/FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index/EGAI Emerging Markets Quality Dividend Index[1]
1 Year	-8.37%	-8.34%	-55.09%
3 Year	-6.80%	-7.04%	-26.19%
Since Inception[2]	-4.98%	-5.10%	-21.25%
1	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index from February 3, 2014 until January 23, 2015, and the EGAI Emerging Markets Quality Dividend Index thereafter.
2	August 4, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective January 26, 2015, the EGShares EM Quality Dividend ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index.
2	The Index shown is reflective of the Indxx Emerging Market High Income Low Beta Index prior to February 3, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index from February 3, 2014 until January 23, 2015 and the EGAI Emerging Markets Quality Dividend Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   11

Portfolio Summary (Unaudited)
EGShares Emerging Markets Consumer ETF

Industry Breakdown*

■ Consumer Goods	52.3%
■ Consumer Services	47.7

Top Ten Holdings*

Naspers, Ltd. N Shares	10.7%
Ambev SA ADR	6.0
Fomento Economico Mexicano SAB de CV Series UBD ADR	5.2
Steinhoff International Holdings, Ltd.	5.0
Magnit PJSC GDR	4.5
PT Astra International Tbk	4.3
Grupo Televisa SAB Series CPO	4.2
Wal-Mart de Mexico SAB de CV	4.1
BRF SA ADR	4.0
Vipshop Holdings, Ltd. ADR	3.5

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The EGShares Emerging Markets Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (the “Consumer Titans Underlying Index”). The Consumer Titans Underlying Index is a float-adjusted market capitalization index designed to measure the stock performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries, as defined by S&P Dow Jones Indices’ proprietary industry classification system.

The Fund had a total return of 3.68% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 7.04% annualized return since its inception date of September 14, 2010. The Fund had a 0.88% return for the full year ended March 31, 2015. The Fund is designed to be broadly allocated by country, yet sector specific. As of March 31, 2015, the top five country weights were China, South Africa, Mexico, Brazil and India and the Fund had 52% exposure to consumer goods and 48% to consumer services industries.

Portfolio attribution for the 12-month period ended March 31, 2015 shows that exposure to South Africa, China and India were the main contributors to the Fund's performance, while exposure to Brazil, Chile and Malaysia detracted. By industry, exposure to both consumer services and consumer goods contributed to Fund performance.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12   EGA Emerging Global Shares Trust

EGShares Emerging Markets Consumer ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Titans 30 Index
1 Year	0.88%	0.74%	1.89%
3 Year	3.01%	2.90%	4.08%
Since Inception[1]	7.04%	7.03%	8.33%
1	September 14, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.84%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   13

Portfolio Summary (Unaudited)
EGShares Emerging Markets Core ETF

Sector Breakdown*

■ Consumer Discretionary	19.6%
■ Financials	17.4
■ Consumer Staples	14.5
■ Industrials	9.1
■ Information Technology	8.8
■ Health Care	7.2
■ Utilities	7.0
■ Materials	6.3
■ Energy	5.2
■ Telecommunication Services	4.9

Top Ten Holdings*

Sun Pharmaceutical Industries, Ltd.	1.6%
PT Unilever Indonesia Tbk	1.5
Naspers, Ltd. N Shares	1.5
Jollibee Foods Corp.	1.4
S.A.C.I. Falabella	1.4
Ayala Land, Inc.	1.4
Wal-Mart de Mexico SAB de CV	1.4
SM Investments Corp.	1.3
Grupo Aeroportuario del Sureste SAB de CV Class B	1.3
MMC Norilsk Nickel OJSC ADR	1.3

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Emerging Markets Core ETF (ticker: EMCR)

The EGShares Emerging Markets Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (the “Core Underlying Index”). The Core Underlying Index is designed to measure the market performance of up to 116 companies that S&P Dow Jones Indices determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

The Fund had a total return of 0.95% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 2.18% annualized return since its inception date of October 16, 2012. The Fund had a 1.22% return for the full year ended March 31, 2015. The Fund is designed to be allocated among different countries and sectors. As of March 31, 2015, the top five country weights were China, South Africa, India, Mexico and Brazil and the top five sector weights were consumer discretionary, financials, consumer staples, industrials and information technology.

Portfolio attribution for the 12-month period ended March 31, 2015 generally shows that exposure to China, the Philippines and India contributed to Fund performance, while exposure in Brazil, Russia and Chile detracted. By sector, exposure to information technology, health care and consumer discretionary largely contributed to Fund performance, while exposure to materials, energy and consumer staples detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

14   EGA Emerging Global Shares Trust

EGShares Emerging Markets Core ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	S&P Emerging Markets Core Index
1 Year	1.22%	1.87%	1.59%
Since Inception[1]	2.18%	2.45%	3.15%
1	October 16, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.70%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   15

Portfolio Summary (Unaudited)
EGShares Emerging Markets Domestic Demand ETF

Sector Breakdown*

■ Consumer Discretionary	30.0%
■ Telecommunication Services	29.0
■ Consumer Staples	28.2
■ Utilities	7.5
■ Health Care	5.3

Top Ten Holdings*

Naspers, Ltd. N Shares	5.4%
China Mobile, Ltd.	4.9
America Movil SAB de CV Series L ADR	4.9
MTN Group, Ltd.	4.6
Ambev SA ADR	4.5
Steinhoff International Holdings, Ltd.	4.2
Grupo Televisa SAB ADR	3.6
PT Astra International Tbk	3.4
Fomento Economico Mexicano SAB de CV ADR	3.4
Tenaga Nasional Bhd	3.0

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares Emerging Markets Domestic Demand ETF (ticker: EMDD)

The EGShares Emerging Markets Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Domestic Demand Index (the “EMDD Underlying Index”). The EMDD Underlying Index is designed to measure the performance of companies in emerging markets that derive a significant portion of their revenues from sectors that are less reliant on exports and therefore driven by domestic demand, specifically those companies in the consumer staples, consumer discretionary, telecommunications services, healthcare and utilities sectors.

The Fund had a total return of 2.90% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 6.70% annualized return since its inception date of August 15, 2012. The Fund had a 4.82% return for the full year ended March 31, 2015. The Fund is designed to be broadly allocated by country, but limited to certain sectors. As of March 31, 2015, the top five country weights were South Africa, China, Mexico, India and Brazil and roughly 87% of Fund assets were in the top three sectors, consumer discretionary, telecommunication services and consumer staples, with the remaining assets in utilities and health care.

Portfolio attribution for the 12-month period ended March 31, 2015 generally shows that exposure to South Africa, India and China contributed to Fund performance, while exposure to Brazil, Russia and Turkey detracted. By sector, exposure to consumer discretionary, telecommunication services and health care largely contributed to Fund performance, while exposure to consumer staples and utilities detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

16   EGA Emerging Global Shares Trust

EGShares Emerging Markets Domestic Demand ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Combined Indxx Emerging Markets Domestic Demand Index/S&P Emerging Markets Domestic Demand Index[1]
1 Year	4.82%	4.84%	6.01%
Since Inception[2]	6.70%	6.88%	8.25%
1	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

1	Effective February 3, 2014, the EGShares Emerging Markets Domestic Demand ETF’s investment objective was revised to seek investment results that correspond to the price and yield performance of the S&P Emerging Markets Domestic Demand Index.
2	The Index shown is reflective of the Indxx Emerging Markets Domestic Demand Index prior to February 3, 2014 and the S&P Emerging Markets Domestic Demand Index thereafter.

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   17

Portfolio Summary (Unaudited)
EGShares India Consumer ETF

Industry Breakdown*

■ Consumer Goods	74.1%
■ Industrials	15.2
■ Consumer Services	10.7

Top Ten Holdings*

Bharat Forge, Ltd.	5.5%
Motherson Sumi Systems, Ltd.	5.5
United Spirits, Ltd.	5.0
Nestle India, Ltd.	4.9
Tata Motors, Ltd.	4.9
Hindustan Unilever, Ltd.	4.8
Dabur India, Ltd.	4.8
Mahindra & Mahindra, Ltd.	4.8
Bosch, Ltd.	4.7
Hero MotoCorp, Ltd.	4.6

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The EGShares India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the “India Consumer Underlying Index”). The India Consumer Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry, as defined by Indxx’s proprietary methodology, in India.

The Fund had a total return of 9.24% at net asset value (“NAV”) for the quarter ended March 31, 2015 and 17.06% annualized return since its inception date of August 10, 2011. The Fund had a 43.64% return for the full year ended March 31, 2015. The Fund is designed to be country specific and to have exposures specific to certain industries related to the Indian consumer. As of March 31, 2015, the Fund had over 73% of assets in companies in the consumer goods industry, as well as exposure to the industrials and consumer services industries.

Portfolio attribution for the 12-month period ended March 31, 2015 shows that exposure across all three industries, consumer goods, industrials and consumer services, contributed positively to Fund performance.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

18   EGA Emerging Global Shares Trust

EGShares India Consumer ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Consumer Index
1 Year	43.64%	44.04%	46.56%
3 Year	23.00%	23.22%	25.19%
Since Inception[1]	17.06%	17.22%	19.03%
1	August 10, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.89%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   19

Portfolio Summary (Unaudited)
EGShares India Infrastructure ETF

Industry Breakdown*

■ Industrials	40.4%
■ Utilities	17.5
■ Telecommunications	17.2
■ Basic Materials	9.8
■ Consumer Goods	8.6
■ Oil & Gas	4.3
■ Consumer Services	1.2
■ Financials	1.0

Top Ten Holdings*

Ambuja Cements, Ltd.	6.1%
Idea Cellular, Ltd.	6.0
Adani Ports and Special Economic Zone, Ltd.	5.6
Tata Motors, Ltd.	5.6
Bharat Heavy Electricals, Ltd.	5.5
Bharti Airtel, Ltd.	5.3
NTPC, Ltd.	5.3
Siemens, Ltd.	5.0
Cummins India, Ltd.	4.9
Bharti Infratel, Ltd.	4.7

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The EGShares India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (the “India Infrastructure Underlying Index”). The India Infrastructure Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the infrastructure industry, as defined by Indxx’s proprietary methodology, in India.

The Fund had a total return of 2.35% at net asset value (“NAV”) for the quarter ended March 31, 2015 and -5.94% annualized return since its inception date of August 11, 2010. The Fund had a 15.59% return for the full year ended March 31, 2015. The Fund is designed to be country specific and to have exposures specific to certain industries related to infrastructure. As of March 31, 2015, the top five industry weights were industrials, utilities, telecommunications, basic materials and consumer goods.

Portfolio attribution for the 12-month period ended March 31, 2015 generally shows that exposure to industrials, consumer goods and telecommunications industries contributed to Fund performance, while exposure to the basic materials industry detracted.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

20   EGA Emerging Global Shares Trust

EGShares India Infrastructure ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Infrastructure Index
1 Year	15.59%	15.93%	16.45%
3 Year	-0.10%	0.40%	0.94%
Since Inception[1]	-5.94%	-5.76%	-4.92%
1	August 11, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   21

Portfolio Summary (Unaudited)
EGShares India Small Cap ETF

Industry Breakdown*

■ Financials	25.9%
■ Industrials	22.6
■ Technology	10.8
■ Consumer Goods	10.5
■ Utilities	10.1
■ Oil & Gas	7.8
■ Consumer Services	6.3
■ Basic Materials	3.7
■ Health Care	2.3

Top Ten Holdings*

Suzlon Energy, Ltd.	4.1%
SKS Microfinance, Ltd.	3.4
Redington India, Ltd.	2.9
NCC, Ltd.	2.8
Gujarat State Petronet, Ltd.	2.8
Dewan Housing Finance Corp., Ltd.	2.5
Torrent Power, Ltd.	2.4
Century Textiles & Industries, Ltd.	2.3
Jaiprakash Associates, Ltd.	2.3
Indraprastha Gas, Ltd.	2.1

*	Expressed as a percentage of total investments in securities as of 3/31/2015. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The EGShares India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (the “India Small Cap Underlying Index”). The India Small Cap Underlying Index is a maximum 75-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The Fund had a total return of 1.10% at net asset value (“NAV”) for the quarter ended March 31, 2015 and -1.85% annualized return since its inception date of July 7, 2010. The Fund had a 37.86% return for the full year ended March 31, 2015. The Fund is designed to be country specific and be allocated among different industries, targeting small capitalization companies. As of March 31, 2015, the top five industry exposures were financials, industrials, technology, consumer goods and utilities.

Portfolio attribution for the 12-month period ended March 31, 2015 shows that exposure across all industries, including industrials, financials and consumer goods, contributed to Fund performance.

This Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is concentrated. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

22   EGA Emerging Global Shares Trust

EGShares India Small Cap ETF

Performance as of 3/31/2015

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Indxx India Small Cap Index
1 Year	37.86%	39.17%	40.47%
3 Year	7.80%	7.80%	9.58%
Since Inception[1]	-1.85%	-1.73%	-0.39%
1	July 7, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust   23

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGShares ETF, you incur advisory fees and other Fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2014 to March 31, 2015).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 3/31/2015” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24   EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited)  (concluded)

	Beginning Account Value 10/1/2014	Ending Account Value 3/31/2015	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2015[1]
EGShares Beyond BRICs ETF
Actual	$1,000.00	$910.73	0.58%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92
EGShares Blue Chip ETF
Actual	$1,000.00	$1,012.38	0.60%	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$667.65	0.85%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares EM Quality Dividend ETF (Consolidated)[2]
Actual	$1,000.00	$908.33	0.87%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,020.39	0.83%	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18
EGShares Emerging Markets Core ETF (Consolidated)[2]
Actual	$1,000.00	$964.07	0.70%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53
EGShares Emerging Markets Domestic Demand ETF (Consolidated)[2]
Actual	$1,000.00	$992.12	0.85%	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares India Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,152.13	0.89%	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$1,010.72	0.86%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	0.86%	$4.33
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$1,103.93	0.87%	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.87%	$4.38
1	Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, if any, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.

EGA Emerging Global Shares Trust   25

Schedule of Investments
EGShares Beyond BRICs ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—98.8%
Bangladesh—0.7%
GrameenPhone, Ltd.	454,700	$2,093,356
Chile—3.6%
Banco de Chile	10,147,563	1,139,281
Banco Santander Chile	25,051,633	1,365,503
Empresa Nacional de Electricidad SA	1,357,010	2,031,945
Empresas Copec SA	151,405	1,763,234
Enersis SA	8,316,239	2,725,656
S.A.C.I. Falabella	191,629	1,468,449
Total Chile		10,494,068
Colombia—0.5%
Ecopetrol SA	2,159,443	1,641,783
Czech Republic—0.5%
CEZ AS	64,202	1,570,184
Indonesia—8.8%
PT Astra International Tbk	8,569,608	5,620,221
PT Bank Central Asia Tbk	5,220,733	5,919,493
PT Bank Mandiri Persero Tbk	3,991,190	3,808,038
PT Bank Rakyat Indonesia Persero Tbk	4,626,539	4,697,308
PT Perusahaan Gas Negara Persero Tbk	4,349,522	1,596,765
PT Telekomunikasi Indonesia Persero Tbk	20,674,471	4,569,730
Total Indonesia		26,211,555
Malaysia—13.9%
Axiata Group Bhd	1,797,000	3,435,334
CIMB Group Holdings Bhd	2,238,200	3,759,040
DiGi.Com Bhd	1,601,900	2,724,982
Genting Bhd	953,800	2,317,861
IHH Healthcare Bhd	1,082,700	1,756,994
IOI Corp. Bhd	1,578,400	1,956,219
Malayan Banking Bhd	1,798,200	4,530,095
Maxis Bhd	1,128,600	2,191,072
Petronas Chemicals Group Bhd	1,234,300	1,879,695
Petronas Gas Bhd	336,500	2,091,597
Public Bank Bhd	1,291,720	6,585,034
Sime Darby Bhd	1,431,000	3,581,847
Tenaga Nasional Bhd	1,368,700	5,307,015
Total Malaysia		42,116,785
Mexico—14.6%
Alfa SAB de CV Class A*	925,397	1,870,931
America Movil SAB de CV Series L	8,929,190	9,178,733
Arca Continental SAB de CV*	98,158	603,668
Cemex SAB de CV Series CPO*	3,890,647	3,695,467
Fomento Economico Mexicano SAB de CV Series UBD ADR*	711,060	6,679,672
Grupo Bimbo SAB de CV Series A*	691,711	1,964,220
Grupo Financiero Banorte SAB de CV Class O	751,058	4,364,091
Grupo Financiero Inbursa SAB de CV Class O	749,105	1,894,122
Grupo Mexico SAB de CV Series B	1,282,916	3,793,778
Grupo Televisa SAB Series CPO*	865,125	5,724,246
Wal-Mart de Mexico SAB de CV	1,869,974	4,677,927
Total Mexico		44,446,855

Investments	Shares	Value
Nigeria—5.8%
Guaranty Trust Bank PLC	65,118,878	$8,587,644
Zenith Bank PLC	85,155,955	8,975,493
Total Nigeria		17,563,137
Oman—0.8%
Oman Telecommunications Co. SAOG	553,771	2,416,455
Philippines—1.8%
Philippine Long Distance Telephone Co.	35,625	2,276,174
SM Investments Corp.	150,423	3,026,968
Total Philippines		5,303,142
Poland—3.9%
Bank Pekao SA	53,102	2,574,218
Bank Zachodni WBK SA	12,567	1,143,509
PGE SA	344,880	1,895,635
Powszechna Kasa Oszczednosci Bank Polski SA	352,379	3,159,933
Powszechny Zaklad Ubezpieczen SA	23,251	2,998,744
Total Poland		11,772,039
Qatar—14.6%
Barwa Real Estate Co.	341,941	4,235,232
Gulf International Services QSC	169,185	4,460,490
Industries Qatar QSC	211,447	8,071,715
Masraf Al Rayan	705,186	9,228,181
Ooredoo QSC	242,048	6,627,446
Qatar Gas Transport Co., Ltd.	490,348	3,016,490
Vodafone Qatar	1,637,188	8,016,769
Total Qatar		43,656,323
South Africa—16.0%
Anglo American Platinum, Ltd.*	23,270	571,405
Aspen Pharmacare Holdings, Ltd.*	85,659	2,714,789
Barclays Africa Group, Ltd.	86,328	1,318,121
FirstRand, Ltd.	853,823	3,935,003
Kumba Iron Ore, Ltd.	21,353	274,926
MTN Group, Ltd.	457,146	7,734,648
Naspers, Ltd. N Shares	61,601	9,507,387
Remgro, Ltd.	137,312	3,012,279
Sanlam, Ltd.	497,162	3,215,730
Sasol, Ltd.	154,631	5,260,230
Standard Bank Group, Ltd.	339,144	4,702,461
Steinhoff International Holdings, Ltd.	701,004	4,398,831
Vodacom Group, Ltd.	119,037	1,303,623
Total South Africa		47,949,433
Thailand—6.4%
Advanced Info Service PCL NVDR	508,000	3,699,939
Bangkok Bank PCL NVDR	168,320	954,365
CP ALL PCL NVDR	1,771,300	2,231,816
Kasikornbank PCL NVDR	490,600	3,452,594
PTT Exploration & Production PCL NVDR	573,800	1,922,071
PTT PCL NVDR	381,900	3,790,833
Siam Commercial Bank PCL NVDR	663,300	3,628,377
Total Thailand		19,679,995

The accompanying notes are an integral part of these financial statements.

26   EGA Emerging Global Shares Trust

Schedule of Investments (concluded)
EGShares Beyond BRICs ETF

March 31, 2015

Investments	Shares	Value
Turkey—3.3%
Akbank TAS	695,898	$2,050,306
KOC Holding AS	261,006	1,191,189
Turk Telekomunikasyon AS	216,483	575,287
Turkcell Iletisim Hizmetleri AS*	323,945	1,665,575
Turkiye Garanti Bankasi AS	896,128	2,943,952
Turkiye Is Bankasi Class C	544,042	1,229,935
Total Turkey		9,656,244
United Arab Emirates—2.3%
Abu Dhabi Commercial Bank PJSC	675,195	1,189,390
DP World, Ltd.	68,079	1,470,506
Emaar Properties PJSC	1,440,967	2,589,339
First Gulf Bank PJSC	444,431	1,766,640
Total United Arab Emirates		7,015,875
Vietnam—1.3%
HAGL JSC*	1,268,425	1,206,343
PetroVietnam Technical Service Corp.	883,012	925,821
Vietnam Joint Stock Commercial Bank For Industry and Trade	2,259,020	1,813,085
Total Vietnam		3,945,249
TOTAL INVESTMENTS IN SECURITIES—98.8%
(Cost: $324,206,098)		297,532,478
Other Assets in Excess of Liabilities—1.2%		3,508,065
Net Assets—100.0%		$301,040,543

*	Non-income producing security.
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Industry	Value	% of Net Assets
Basic Materials	$11,780,035	3.9%
Consumer Goods	22,429,173	7.5
Consumer Services	28,954,654	9.6
Financials	113,754,257	37.8
Health Care	4,471,782	1.5
Industrials	24,719,236	8.2
Oil & Gas	17,787,018	5.9
Telecommunications	58,509,123	19.4
Utilities	15,127,200	5.0
Total Investments	297,532,478	98.8
Other Assets in Excess of Liabilities	3,508,065	1.2
Net Assets	$301,040,543	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   27

Schedule of Investments
EGShares Blue Chip ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.5%
Australia—2.4%
Fortescue Metals Group, Ltd.	120,150	$179,906
Belgium—3.5%
Anheuser-Busch InBev NV	2,161	264,120
Canada—2.8%
Finning International, Inc.	11,312	210,431
France—3.0%
Casino Guichard Perrachon SA	2,605	230,900
Italy—3.8%
Pirelli & C. SpA	17,500	290,571
Jersey—3.3%
Randgold Resources, Ltd.	3,660	254,983
Luxembourg—5.7%
Millicom International Cellular SA	3,172	229,512
Tenaris SA	14,615	204,996
Total Luxembourg		434,508
Netherlands—7.8%
Akzo Nobel NV	3,700	279,835
NXP Semiconductors NV*	3,150	316,134
Total Netherlands		595,969
Norway—3.0%
Telenor ASA	11,538	233,220
Portugal—3.7%
Jeronimo Martins SGPS SA	22,280	279,966
Singapore—4.3%
Avago Technologies, Ltd.	2,550	323,799
South Africa—3.8%
Mondi PLC	15,000	289,032
South Korea—3.6%
LG Chem, Ltd.	1,350	275,001
Switzerland—6.0%
Givaudan SA*	132	239,456
Swatch Group AG (The)	516	218,927
Total Switzerland		458,383
Taiwan—11.3%
Catcher Technology Co., Ltd.	31,700	332,298
Delta Electronics, Inc.	41,000	258,789
Largan Precision Co., Ltd.	3,250	279,921
Total Taiwan		871,008

Investments	Shares	Value
United Kingdom—5.8%
Noble Corp. PLC	11,560	$165,077
Old Mutual PLC	84,694	279,243
Total United Kingdom		444,320
United States—25.7%
Kansas City Southern	1,993	203,445
Las Vegas Sands Corp.	4,249	233,865
Mead Johnson Nutrition Co.	2,396	240,870
QUALCOMM, Inc.	3,367	233,468
Skyworks Solutions, Inc.	3,368	331,041
Southern Copper Corp.	8,293	241,990
Visteon Corp.*	2,350	226,540
Yum! Brands, Inc.	3,189	251,038
Total United States		1,962,257
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $7,923,245)		7,598,374
Other Assets in Excess of Liabilities—0.5%		38,869
Net Assets—100.0%		$7,637,243

*	Non-income producing security.

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$1,220,941	16.0%
Consumer Staples	1,015,856	13.3
Energy	370,073	4.8
Financials	279,243	3.7
Industrials	413,876	5.4
Information Technology	2,075,450	27.2
Materials	1,760,203	23.0
Telecommunication Services	462,732	6.1
Total Investments	7,598,374	99.5
Other Assets in Excess of Liabilities	38,869	0.5
Net Assets	$7,637,243	100.0%

The accompanying notes are an integral part of these financial statements.

28   EGA Emerging Global Shares Trust

Schedule of Investments
EGShares Brazil Infrastructure ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.2%
Basic Materials—16.3%
Companhia Siderurgica Nacional SA	343,805	$584,106
Gerdau SA Preference Shares	179,638	571,046
Metalurgica Gerdau SA Preference Shares	165,314	559,133
Usinas Siderurgicas de Minas Gerais SA Preference Shares Class A*	219,610	341,498
Total Basic Materials		2,055,783
Health Care—1.7%
Fleury SA	43,648	218,506
Industrials—10.3%
Arteris SA	30,993	72,728
CCR SA	128,516	655,427
EcoRodovias Infraestrutura e Logistica SA	114,780	322,854
JSL SA	43,185	147,278
Santos Brasil Participacoes SA	26,611	90,921
Total Industrials		1,289,208
Telecommunications—11.7%
Oi SA Preference Shares*	214,284	343,943
Telefonica Brasil SA Preference Shares	37,781	584,902
Tim Participacoes SA	163,450	544,134
Total Telecommunications		1,472,979

Investments	Shares	Value
Utilities—59.2%
AES Tiete SA Preference Shares	52,797	$284,130
Alupar Investimento SA	41,000	247,583
Centrais Eletricas Brasileiras SA Preference Shares Class B	122,562	260,762
Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	7,600	116,160
Cia de Transmissao de Energia Eletrica Paulista Preference Shares	20,494	256,488
Cia Paranaense de Energia Preference Shares Class B	55,461	583,919
Companhia de Saneamento Basico do Estado de Sao Paulo	112,925	625,732
Companhia de Saneamento de Minas Gerais	33,035	191,217
Companhia Energetica de Minas Gerais Preference Shares	166,110	666,290
Companhia Energetica de Sao Paulo Preference Shares Class B	83,002	614,445
CPFL Energia SA	109,280	699,562
EDP—Energias do Brasil SA	130,872	423,806
Equatorial Energia SA	65,364	639,099
Light SA	39,534	178,120
Tractebel Energia SA	58,901	650,545
Transmissora Alianca de Energia Eletrica SA	53,182	348,434
Ultrapar Participacoes SA	32,717	663,635
Total Utilities		7,449,927
TOTAL INVESTMENTS IN SECURITIES—99.2%
(Cost: $18,065,569)		12,486,403
Other Assets in Excess of Liabilities—0.8%		105,750
Net Assets—100.0%		$12,592,153

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   29

Schedule of Investments (Consolidated)†
EGShares EM Quality Dividend ETF
(formerly EGShares Low Volatility Emerging Markets Dividend ETF)

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—100.1%
Brazil—10.0%
Ambev SA	81,340	$469,548
Banco Bradesco SA Preference Shares	52,909	491,164
Cielo SA	34,941	499,501
Itausa—Investimentos Itau SA*#§	1,107	3,457
Itausa—Investimentos Itau SA Preference Shares	160,138	500,040
Klabin SA	91,429	520,637
Total Brazil		2,484,347
China—19.6%
Agricultural Bank of China, Ltd. Class H	948,386	469,725
Bank of China, Ltd. Class H	876,478	506,462
Bank of Communications Co., Ltd. Class H	538,550	461,929
China Construction Bank Corp. Class H	589,485	489,650
China Merchants Bank Co., Ltd. Class H	200,848	490,654
China Petroleum & Chemical Corp. Class H	606,017	482,278
CNOOC, Ltd.	367,733	519,841
Industrial and Commercial Bank of China, Ltd. Class H	665,890	491,276
PetroChina Co., Ltd. Class H	440,199	487,151
Sands China, Ltd.	126,732	524,709
Total China		4,923,675
India—3.7%
Coal India, Ltd.	81,494	472,573
Hero MotoCorp, Ltd.	10,463	441,350
Total India		913,923
Indonesia—2.0%
PT United Tractors Tbk	299,928	500,071
Kuwait—1.8%
Mobile Telecommunications Co. KSC	281,818	445,099
Malaysia—8.1%
British American Tobacco Malaysia Bhd	27,900	517,244
DiGi.Com Bhd	278,400	473,584
Maxis Bhd	265,418	515,284
Public Bank Bhd	98,400	501,631
Total Malaysia		2,007,743
Mexico—2.0%
Wal-Mart de Mexico SAB de CV	199,996	500,310
Oman—1.7%
Oman Telecommunications Co. SAOG	97,227	424,263
Philippines—4.2%
Globe Telecom, Inc.	12,615	568,381
Philippine Long Distance Telephone Co.	7,550	482,389
Total Philippines		1,050,770

Investments	Shares	Value
Qatar—5.9%
Qatar Electricity & Water Co.	9,475	$508,196
Qatar Gas Transport Co., Ltd.	80,100	492,754
Qatar National Bank SAQ	8,833	469,395
Total Qatar		1,470,345
Russia—4.5%
Tatneft OAO ADR	17,706	527,462
Uralkali PJSC GDR	44,240	590,604
Total Russia		1,118,066
South Africa—4.1%
FirstRand, Ltd.	116,881	538,668
Sasol, Ltd.	13,947	474,448
Total South Africa		1,013,116
South Korea—4.1%
KT&G Corp.	6,948	555,489
SK Telecom Co., Ltd.	1,976	485,340
Total South Korea		1,040,829
Taiwan—16.7%
Advanced Semiconductor Engineering, Inc.	349,282	471,626
Delta Electronics, Inc.	86,397	545,331
Hotai Motor Co., Ltd.	34,936	539,839
MediaTek, Inc.	34,034	460,639
Nan Ya Plastics Corp.	254,156	564,520
Quanta Computer, Inc.	203,444	491,543
Siliconware Precision Industries Co., Ltd.	321,304	534,993
Uni-President Enterprises Corp.	324,942	544,166
Total Taiwan		4,152,657
Thailand—5.7%
PTT Exploration & Production PCL NVDR	154,300	516,862
PTT PCL NVDR	48,400	480,430
Total Access Communication PCL NVDR	169,900	428,144
Total Thailand		1,425,436
Turkey—6.0%
Eregli Demir ve Celik Fabrikalari TAS	314,808	489,823
Tupras-Turkiye Petrol Rafinerileri AS	24,075	571,625
Turk Telekomunikasyon AS	158,922	422,323
Total Turkey		1,483,771
TOTAL INVESTMENTS IN SECURITIES—100.1%
(Cost: $25,472,642)		24,954,421
Liabilities in Excess of Other Assets—(0.1)%		(19,672)
Net Assets—100.0%		$24,934,749

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
#	Fair valued security.
§	Illiquid.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

30   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†  (concluded)
EGShares EM Quality Dividend ETF
(formerly EGShares Low Volatility Emerging Markets Dividend ETF)

March 31, 2015

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$1,505,898	6.0%
Consumer Staples	2,586,757	10.4
Energy	5,025,424	20.2
Financials	5,414,051	21.7
Industrials	500,071	2.0
Information Technology	3,003,633	12.1
Materials	2,165,584	8.7
Telecommunication Services	4,244,807	17.0
Utilities	508,196	2.0
Total Investments	24,954,421	100.1
Liabilities in Excess of Other Assets	(19,672)	(0.1)
Net Assets	$24,934,749	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   31

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Consumer ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.8%
Brazil—12.2%
Ambev SA ADR	11,908,806	$68,594,722
BRF SA ADR	2,311,642	45,724,279
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	860,213	25,651,551
Total Brazil		139,970,552
Chile—6.2%
Cencosud SA	7,470,629	17,732,258
Latam Airlines Group SA ADR*	2,261,347	18,226,457
S.A.C.I. Falabella	4,566,062	34,989,629
Total Chile		70,948,344
China—20.3%
Belle International Holdings, Ltd.	24,365,065	28,378,062
China Mengniu Dairy Co., Ltd.	6,518,127	34,637,573
Ctrip.com International, Ltd. ADR*	627,803	36,801,812
Dongfeng Motor Group Co., Ltd. Class H	15,883,572	25,485,665
Hengan International Group Co., Ltd.	3,156,808	37,907,511
Vipshop Holdings, Ltd. ADR*	1,338,627	39,409,179
Want Want China Holdings, Ltd.	29,331,538	31,135,947
Total China		233,755,749
Colombia—1.5%
Grupo Nutresa SA	1,891,467	16,674,049
India—6.7%
Hindustan Unilever, Ltd.	2,691,139	37,564,677
ITC, Ltd.	7,430,514	38,689,432
Total India		76,254,109
Indonesia—4.3%
PT Astra International Tbk	75,307,961	49,389,351
Malaysia—6.3%
Genting Bhd	11,831,062	28,751,062
Genting Malaysia Bhd	18,816,435	21,491,432
IOI Corp. Bhd	17,309,102	21,452,350
Total Malaysia		71,694,844

Investments	Shares	Value
Mexico—15.2%
Fomento Economico Mexicano SAB de CV Series UBD ADR*	6,324,230	$59,409,591
Grupo Bimbo SAB de CV Series A*	7,458,319	21,179,046
Grupo Televisa SAB Series CPO*	7,312,924	48,387,203
Wal-Mart de Mexico SAB de CV	18,532,142	46,360,007
Total Mexico		175,335,847
Russia—4.5%
Magnit PJSC GDR	1,000,637	51,082,519
South Africa—20.1%
Naspers, Ltd. N Shares	789,596	121,864,811
Shoprite Holdings, Ltd.	1,906,420	25,846,909
Steinhoff International Holdings, Ltd.	9,165,844	57,516,073
Tiger Brands, Ltd.	963,280	24,279,466
Total South Africa		229,507,259
Thailand—2.5%
CP ALL PCL	22,688,683	28,587,462
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $1,131,573,922)		1,143,200,085
Other Assets in Excess of Liabilities—0.2%		1,958,149
Net Assets—100.0%		$1,145,158,234

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Industry	Value	% of Net Assets
Consumer Goods	$598,017,794	52.2%
Consumer Services	545,182,291	47.6
Total Investments	1,143,200,085	99.8
Other Assets in Excess of Liabilities	1,958,149	0.2
Net Assets	$1,145,158,234	100.0%

The accompanying notes are an integral part of these financial statements.

32   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Core ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—9.1%
Ambev SA ADR	10,153	$58,481
Banco Bradesco SA Preference Shares ADR	5,764	53,486
BRF SA ADR	2,984	59,024
Cia Energética de Minas Gerais ADR	13,860	56,687
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	1,441	42,971
Embraer SA ADR	1,419	43,634
Itau Unibanco Holding SA Preference Shares ADR	4,435	49,051
Petroleo Brasileiro SA ADR	7,655	46,007
Vale SA ADR	7,914	44,714
Total Brazil		454,055
Chile—4.6%
Empresa Nacional de Electricidad SA ADR	1,324	59,646
Enersis SA ADR	3,686	59,934
Latam Airlines Group SA ADR*	5,312	42,815
S.A.C.I. Falabella	9,116	69,856
Total Chile		232,251
China—18.0%
AAC Technologies Holdings, Inc.	4,249	26,224
Baidu, Inc. ADR*	90	18,756
Bank of China, Ltd. Class H	55,520	32,081
Belle International Holdings, Ltd.	16,693	19,443
China Construction Bank Corp. Class H	32,236	26,777
China Everbright International, Ltd.	11,904	19,929
China Life Insurance Co., Ltd. Class H ADR	536	35,419
China Merchants Holdings International Co., Ltd.	7,559	29,590
China Mobile, Ltd. ADR	446	29,003
China Overseas Land & Investment, Ltd.	9,082	29,344
China Pacific Insurance Group Co., Ltd. Class H	4,731	22,517
China Resources Land, Ltd.	12,464	35,207
China Unicom Hong Kong, Ltd. ADR	1,444	22,036
CITIC, Ltd.	11,345	19,433
CNOOC, Ltd.	11,206	15,841
COSCO Pacific, Ltd.	17,082	22,385
Country Garden Holdings Co., Ltd.	37,444	15,117
Ctrip.com International, Ltd. ADR*	429	25,148
Digital China Holdings, Ltd.	15,685	17,115
Dongfeng Motor Group Co., Ltd. Class H	18,685	29,981
GCL-Poly Energy Holdings, Ltd.*	64,974	17,180
Haier Electronics Group Co., Ltd.	7,630	19,978
Hanergy Thin Film Power Group, Ltd.*	60,421	54,396
Hengan International Group Co., Ltd.	1,951	23,428
Industrial and Commercial Bank of China, Ltd. Class H	37,026	27,317
Lenovo Group, Ltd.	16,016	23,384
Mindray Medical International, Ltd. ADR	711	19,446
NetEase, Inc. ADR	214	22,534
New Oriental Education & Technology Group, Inc. ADR*	942	20,884
PICC Property & Casualty Co., Ltd. Class H	5,710	11,283

Investments	Shares	Value
Ping An Insurance Group Co. of China, Ltd. Class H	3,055	$36,724
Semiconductor Manufacturing International Corp.*	282,929	27,369
Shunfeng International Clean Energy, Ltd.*	19,216	14,475
Sihuan Pharmaceutical Holdings Group, Ltd.#§	19,919	11,330
Sinopharm Group Co. Class H	7,318	29,874
Tencent Holdings, Ltd.	1,086	20,619
Want Want China Holdings, Ltd.	23,133	24,556
ZTE Corp. Class H	8,985	20,605
Total China		916,728
Colombia—0.9%
Grupo de Inversiones Suramericana SA	3,442	44,467
Czech Republic—1.1%
CEZ AS	2,332	57,034
India—14.6%
Dr. Reddy’s Laboratories, Ltd.	1,112	61,991
Hindustan Unilever, Ltd.	4,703	65,647
Infosys, Ltd. ADR	1,634	57,321
ITC, Ltd.	10,819	56,333
Mahindra & Mahindra, Ltd.	3,032	57,548
NTPC, Ltd.	26,494	62,170
Reliance Industries, Ltd.	4,071	53,732
Sun Pharmaceutical Industries, Ltd.	5,074	83,016
Tata Consultancy Services, Ltd.	1,442	58,848
Tata Motors, Ltd. ADR	1,368	61,642
Wipro, Ltd.	6,493	65,245
Zee Entertainment Enterprises, Ltd.	9,927	54,210
Total India		737,703
Indonesia—3.7%
PT Astra International Tbk	95,109	62,375
PT Telekomunikasi Indonesia Persero Tbk ADR	1,106	48,155
PT Unilever Indonesia Tbk	25,596	77,620
Total Indonesia		188,150
Malaysia—4.5%
Genting Bhd	21,600	52,491
Genting Malaysia Bhd	49,100	56,080
Sime Darby Bhd	21,100	52,814
Tenaga Nasional Bhd	14,900	57,774
Total Malaysia		219,159
Mexico—10.7%
Alfa SAB de CV Class A*	21,422	43,310
America Movil SAB de CV Series L ADR	2,770	56,674
Cemex SAB de CV Series CPO*	52,152	49,536
Fibra Uno Administracion SA de CV	19,808	52,542
Fomento Economico Mexicano SAB de CV ADR*	659	61,617
Grupo Aeroportuario del Sureste SAB de CV Class B*	4,911	66,253
Grupo Mexico SAB de CV Series B	17,428	51,537
Grupo Televisa SAB ADR*	1,374	45,356
Kimberly-Clark de Mexico SAB de CV Class A	23,734	49,823
Wal-Mart de Mexico SAB de CV	27,137	67,886
Total Mexico		544,534

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   33

Schedule of Investments (Consolidated)†  (concluded)
EGShares Emerging Markets Core ETF

March 31, 2015

Investments	Shares	Value
Philippines—4.0%
Ayala Land, Inc.	79,800	$68,731
Jollibee Foods Corp.	14,730	72,497
SM Investments Corp.	3,360	67,613
Total Philippines		208,841
Poland—2.0%
LPP SA	21	39,184
Powszechny Zaklad Ubezpieczen SA	474	61,133
Total Poland		100,317
Russia—7.5%
Gazprom OAO ADR	9,765	46,423
Lukoil OAO ADR	1,082	50,118
Magnit PJSC GDR	1,090	55,644
MMC Norilsk Nickel OJSC ADR	3,703	65,784
Mobile TeleSystems OJSC ADR	5,384	54,379
Sberbank of Russia ADR	8,530	37,481
Uralkali PJSC GDR	4,844	64,667
Total Russia		374,496
South Africa—15.2%
AngloGold Ashanti, Ltd. ADR*	4,290	40,069
Aspen Pharmacare Holdings, Ltd.*	1,523	48,269
Bidvest Group, Ltd.	1,743	47,283
FirstRand, Ltd.	12,254	56,475
Life Healthcare Group Holdings, Ltd.	12,468	43,538
MTN Group, Ltd.	2,272	38,441
Naspers, Ltd. N Shares	474	73,156
Netcare, Ltd.	18,479	63,599
Remgro, Ltd.	2,320	50,895
Sanlam, Ltd.	8,641	55,892
Sasol, Ltd. ADR	1,404	47,792
Shoprite Holdings, Ltd.	3,327	45,107
Steinhoff International Holdings, Ltd.	9,463	59,381
Tiger Brands, Ltd.	1,758	44,310
Woolworths Holdings, Ltd.	8,729	62,065
Total South Africa		776,272

Investments	Shares	Value
Thailand—1.0%
BEC World PCL NVDR	39,100	$49,266
Turkey—2.0%
Arcelik AS	10,247	59,197
Haci Omer Sabanci Holding AS	13,221	46,743
Total Turkey		105,940
United Arab Emirates—0.7%
Emaar Properties PJSC	20,915	37,583
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $5,145,334)		5,046,796
Other Assets in Excess of Liabilities—0.4%		21,307
Net Assets—100.0%		$5,068,103

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
#	Fair valued security.
§	Illiquid.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$989,738	19.5%
Consumer Staples	732,447	14.5
Energy	259,913	5.1
Financials	886,265	17.5
Health Care	361,063	7.1
Industrials	455,059	9.0
Information Technology	444,071	8.8
Materials	316,307	6.2
Telecommunication Services	248,688	4.9
Utilities	353,245	7.0
Total Investments	5,046,796	99.6
Other Assets in Excess of Liabilities	21,307	0.4
Net Assets	$5,068,103	100.0%

The accompanying notes are an integral part of these financial statements.

34   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares Emerging Markets Domestic Demand ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—9.1%
Ambev SA ADR	275,409	$1,586,356
BRF SA ADR	40,207	795,294
Cia Energética de Minas Gerais ADR	67,873	277,601
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	10,238	305,297
Telefonica Brasil SA ADR	18,758	286,810
Total Brazil		3,251,358
Chile—1.5%
Enersis SA ADR	33,074	537,783
China—19.5%
Belle International Holdings, Ltd.	456,218	531,358
China Mengniu Dairy Co., Ltd.	63,543	337,670
China Mobile, Ltd.	134,926	1,761,179
China Resources Power Holdings Co., Ltd.	168,861	423,838
China Telecom Corp., Ltd. Class H	1,023,890	656,353
China Unicom Hong Kong, Ltd.	353,561	538,113
Ctrip.com International, Ltd. ADR*	11,573	678,409
Hengan International Group Co., Ltd.	48,520	582,637
Tingyi Cayman Islands Holding Corp.	118,782	255,549
Vipshop Holdings, Ltd. ADR*	25,701	756,638
Want Want China Holdings, Ltd.	430,718	457,215
Total China		6,978,959
Hong Kong—0.7%
WH Group Ltd. 144A*	440,196	250,387
India—11.6%
Bharti Airtel, Ltd.	96,857	608,710
Hindustan Unilever, Ltd.	43,758	610,803
ITC, Ltd.	118,840	618,780
Mahindra & Mahindra, Ltd.	28,265	536,473
Sun Pharmaceutical Industries, Ltd.	64,446	1,054,409
Tata Motors, Ltd. ADR	15,641	704,784
Total India		4,133,959
Indonesia—6.7%
PT Astra International Tbk	1,859,058	1,219,229
PT Perusahaan Gas Negara Persero Tbk	977,378	358,808
PT Telekomunikasi Indonesia Persero Tbk ADR	18,847	820,598
Total Indonesia		2,398,635
Malaysia—5.9%
Axiata Group Bhd	280,600	536,424
Genting Bhd	204,900	497,934
Tenaga Nasional Bhd	280,200	1,086,451
Total Malaysia		2,120,809
Mexico—16.3%
America Movil SAB de CV Series L ADR	85,528	1,749,903
Coca-Cola Femsa SAB de CV ADR	3,083	246,208
El Puerto de Liverpool SAB de CV*	47,750	564,221
Fomento Economico Mexicano SAB de CV ADR*	12,908	1,206,898
Grupo Televisa SAB ADR*	39,179	1,293,299
Wal-Mart de Mexico SAB de CV	306,413	766,523
Total Mexico		5,827,052

Investments	Shares	Value
Philippines—0.9%
Philippine Long Distance Telephone Co. ADR	5,538	$346,070
Russia—3.6%
Magnit PJSC GDR	17,183	877,192
Mobile TeleSystems OJSC ADR	38,150	385,315
Total Russia		1,262,507
South Africa—20.6%
Aspen Pharmacare Holdings, Ltd.*	26,107	827,409
MTN Group, Ltd.	96,786	1,637,564
Naspers, Ltd. N Shares	12,442	1,920,275
Shoprite Holdings, Ltd.	22,358	303,126
Steinhoff International Holdings, Ltd.	239,364	1,502,020
Tiger Brands, Ltd.	11,536	290,765
Vodacom Group, Ltd.	38,491	421,531
Woolworths Holdings, Ltd.	67,973	483,307
Total South Africa		7,385,997
Thailand—2.5%
Advanced Info Service PCL	81,000	589,951
CP ALL PCL NVDR	261,900	329,991
Total Thailand		919,942
Turkey—0.7%
BIM Birlesik Magazalar AS	13,200	234,361
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $33,607,053)		35,647,819
Other Assets in Excess of Liabilities—0.4%		150,456
Net Assets—100.0%		$35,798,275

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid. At March 31, 2015, the net value of these securities was $250,387, representing 0.70% of net assets.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
PJSC	Private Joint Stock Company

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$10,687,947	29.8%
Consumer Staples	10,055,052	28.1
Health Care	1,881,818	5.3
Telecommunication Services	10,338,521	28.9
Utilities	2,684,481	7.5
Total Investments	35,647,819	99.6
Other Assets in Excess of Liabilities	150,456	0.4
Net Assets	$35,798,275	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   35

Schedule of Investments (Consolidated)†
EGShares India Consumer ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.7%
Consumer Goods—73.8%
Apollo Tyres, Ltd.	575,249	$1,546,560
Arvind, Ltd.	299,912	1,254,161
Bajaj Auto, Ltd.	122,562	3,949,402
Bosch, Ltd.	10,298	4,183,187
Dabur India, Ltd.	1,005,217	4,265,421
Emami, Ltd.	125,958	2,015,127
Exide Industries, Ltd.	929,651	2,640,495
GlaxoSmithKline Consumer Healthcare, Ltd.	21,174	2,131,568
Godrej Consumer Products, Ltd.	244,078	4,059,890
Hero MotoCorp, Ltd.	96,405	4,066,552
Hindustan Unilever, Ltd.	305,955	4,270,720
Marico, Ltd.	527,955	3,254,308
Motherson Sumi Systems, Ltd.	591,230	4,864,938
MRF, Ltd.	6,155	3,811,209
Nestle India, Ltd.	39,415	4,375,588
Page Industries, Ltd.	9,624	2,111,617
Procter & Gamble Hygiene & Health Care, Ltd.	16,783	1,937,636
Tata Global Beverages, Ltd.	776,907	1,847,259
TVS Motor Co., Ltd.	421,881	1,778,701
United Breweries, Ltd.	135,525	2,166,234
United Spirits, Ltd.*	74,918	4,378,270
Whirlpool of India, Ltd.*	56,666	665,934
Total Consumer Goods		65,574,777

Investments	Shares	Value
Consumer Services—10.7%
Dish TV India, Ltd.*	585,426	$766,614
Indian Hotels Co., Ltd.*	942,414	1,760,403
Jubilant Foodworks, Ltd.*	59,882	1,414,586
Sun TV Network, Ltd.	213,476	1,507,231
Zee Entertainment Enterprises, Ltd.	734,619	4,011,681
Total Consumer Services		9,460,515
Industrials—15.2%
Bharat Forge, Ltd.	238,797	4,872,193
Mahindra & Mahindra, Ltd.	224,248	4,256,255
Tata Motors, Ltd.	491,050	4,317,199
Total Industrials		13,445,647
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $83,965,277)		88,480,939
Other Assets in Excess of Liabilities—0.3%		229,156
Net Assets—100.0%		$88,710,095

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

36   EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†
EGShares India Infrastructure ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.3%
Basic Materials—9.7%
NMDC, Ltd.	859,016	$1,767,276
Sesa Sterlite, Ltd.	505,998	1,532,194
Tata Steel, Ltd.	267,339	1,353,115
Total Basic Materials		4,652,585
Consumer Goods—8.6%
Aditya Birla Nuvo, Ltd.	65,289	1,735,893
Cummins India, Ltd.	166,295	2,340,121
Total Consumer Goods		4,076,014
Consumer Services—1.2%
Dish TV India, Ltd.*	432,031	565,744
Financials—1.0%
Unitech, Ltd.*	1,883,209	485,989
Industrials—40.1%
ABB India, Ltd.	63,197	1,272,498
Adani Ports and Special Economic Zone, Ltd.	538,511	2,652,058
Ambuja Cements, Ltd.	703,870	2,871,435
Bharat Heavy Electricals, Ltd.	698,626	2,627,331
Engineers India, Ltd.	126,481	390,369
Havells India, Ltd.	243,297	1,186,720
IRB Infrastructure Developers, Ltd.	138,511	540,488
Jaiprakash Associates, Ltd.*	1,359,948	538,927
Mahindra & Mahindra, Ltd.	109,368	2,075,818
Siemens, Ltd.	107,006	2,388,265
Tata Motors, Ltd.	299,787	2,635,659
Total Industrials		19,179,568
Oil & Gas—4.3%
GAIL India, Ltd.	328,362	2,034,775

Investments	Shares	Value
Telecommunications—17.1%
Bharti Airtel, Ltd.	400,641	$2,517,880
Bharti Infratel, Ltd.	361,493	2,223,906
Idea Cellular, Ltd.	963,920	2,834,096
Tata Communications, Ltd.	84,205	567,814
Total Telecommunications		8,143,696
Utilities—17.3%
CESC, Ltd.	66,210	638,864
GMR Infrastructure, Ltd.	1,442,345	382,590
NHPC, Ltd.	2,985,863	944,693
NTPC, Ltd.	1,070,702	2,512,455
Reliance Infrastructure, Ltd.	157,630	1,092,658
Reliance Power, Ltd.*	809,183	730,552
Tata Power Co., Ltd.	1,590,535	1,959,536
Total Utilities		8,261,348
TOTAL COMMON STOCKS
(Cost: $44,846,995)		47,399,719
Rights—0.0%**
Utilities—0.0%**
GMR Infrastructure, Ltd., expiring 4/8/15*#§
(Cost: $0)	299,014	7,645
TOTAL INVESTMENTS IN SECURITIES—99.3%
(Cost: $44,846,995)		47,407,364
Other Assets in Excess of Liabilities—0.7%		328,264
Net Assets—100.0%		$47,735,628

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
#	Fair valued security.
§	Illiquid.
**	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   37

Schedule of Investments (Consolidated)†
EGShares India Small Cap ETF

March 31, 2015

Investments	Shares	Value
COMMON STOCKS—99.8%
Basic Materials—3.7%
Jindal Saw, Ltd.	175,000	$183,861
Monsanto India, Ltd.	5,000	228,559
Nagarjuna Fertilizers & Chemicals, Ltd.*#§	582,385	9,306
Rashtriya Chemicals & Fertilizers, Ltd.	130,000	117,264
SRF, Ltd.	35,000	554,799
Total Basic Materials		1,093,789
Consumer Goods—10.5%
Alok Industries, Ltd.*	1,005,000	118,837
Amtek Auto, Ltd.	130,000	301,728
Arvind, Ltd.	79,000	330,359
Bombay Dyeing & Manufacturing Co., Ltd.	115,000	117,423
CCL Products India, Ltd.	85,000	242,852
Ceat, Ltd.	23,675	304,330
Delta Corp., Ltd.	158,538	203,679
JBF Industries, Ltd.	40,000	134,961
JK Tyre & Industries, Ltd.	130,000	218,324
Mahindra CIE Automotive, Ltd.*	90,000	311,283
Marico Kaya Enterprises, Ltd.*	5,000	121,814
PC Jeweller, Ltd.	60,000	304,500
Raymond, Ltd.	45,000	318,582
Total Consumer Goods		3,028,672
Consumer Services—6.3%
Cox & Kings, Ltd.	105,000	544,033
Future Retail, Ltd.	240,000	378,132
Jet Airways India, Ltd.*	65,962	515,048
TV18 Broadcast, Ltd.*	765,000	370,391
Total Consumer Services		1,807,604
Financials—25.8%
Allahabad Bank*	257,917	412,956
Andhra Bank*	273,510	345,268
DCB Bank, Ltd.*	275,000	487,546
Dewan Housing Finance Corp., Ltd.	95,000	709,905
Housing Development & Infrastructure, Ltd.*	304,765	495,513
IFCI, Ltd.	889,851	474,208
Indiabulls Real Estate, Ltd.	299,171	312,646
Indian Overseas Bank	370,000	250,387
Jammu & Kashmir Bank, Ltd. (The)	270,000	410,083
Karnataka Bank, Ltd. (The)	222,056	442,293
Manappuram Finance, Ltd.	655,000	339,635
Oriental Bank of Commerce	147,711	482,919
PTC India Financial Services, Ltd.	270,000	238,370
SKS Microfinance, Ltd.*	134,705	985,729
Syndicate Bank	240,303	388,593
UCO Bank	268,261	273,914
Unitech, Ltd.*	1,544,986	398,706
Total Financials		7,448,671
Health Care—2.3%
Granules India, Ltd.	120,000	163,276
Marksans Pharma, Ltd.	220,000	217,605
Suven Life Sciences, Ltd.	60,000	275,210
Total Health Care		656,091
Industrials—22.6%
BEML, Ltd.	22,500	394,407
Century Textiles & Industries, Ltd.	65,171	663,517
Engineers India, Ltd.	120,000	370,367
Escorts, Ltd.	80,919	164,667
Gateway Distriparks, Ltd.	85,000	558,098

Investments	Shares	Value
Gati, Ltd.	65,000	$224,920
Hindustan Construction Co., Ltd.*	415,000	216,846
India Cements, Ltd.*	255,000	351,035
Jain Irrigation Systems, Ltd.	365,000	359,277
Jaiprakash Associates, Ltd.*	1,646,847	652,620
JK Lakshmi Cement, Ltd.	75,000	430,001
NCC, Ltd.	455,000	814,665
Sintex Industries, Ltd.	259,890	501,248
Texmaco Rail & Engineering, Ltd.	115,000	274,539
Timken India, Ltd.	20,000	195,298
Voltas, Ltd.	80,000	357,743
Total Industrials		6,529,248
Oil & Gas—7.7%
Aban Offshore, Ltd.	36,425	248,183
Gujarat State Petronet, Ltd.	410,000	812,711
Suzlon Energy, Ltd.*	2,670,000	1,166,875
Total Oil & Gas		2,227,769
Technology—10.8%
Astra Microwave Products, Ltd.	80,000	188,555
Hexaware Technologies, Ltd.	102,165	510,243
Himachal Futuristic Communications, Ltd.*	905,000	193,057
KPIT Technologies, Ltd.	180,000	542,175
Polaris Consulting & Services, Ltd.	80,000	211,501
Redington India, Ltd.	400,000	838,909
Rolta India, Ltd.	95,000	246,452
Tata Elxsi, Ltd.	20,052	370,801
Total Technology		3,101,693
Utilities—10.1%
BF Utilities, Ltd.*	15,243	172,351
GMR Infrastructure, Ltd.	1,793,184	475,651
Gujarat Gas Co., Ltd.*	40,000	402,517
Indraprastha Gas, Ltd.	90,000	603,224
Jaiprakash Power Ventures, Ltd.*	1,200,000	196,544
PTC India, Ltd.	290,000	374,889
Torrent Power, Ltd.	260,000	679,485
Total Utilities		2,904,661
TOTAL COMMON STOCKS
(Cost: $30,060,127)		28,798,198
Rights—0.0%**
Utilities—0.0%**
GMR Infrastructure, Ltd., expiring 4/8/15*#§
(Cost: $0)	179,610	4,592
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $30,060,127)		28,802,790
Other Assets in Excess of Liabilities—0.2%		46,782
Net Assets—100.0%		$28,849,572

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
#	Fair valued security.
§	Illiquid.
**	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

38   EGA Emerging Global Shares Trust

  (This page intentionally left blank.)

EGA Emerging Global Shares Trust   39

Statements of Assets and Liabilities
EGA Emerging Global Shares Trust

March 31, 2015

	EGShares Beyond BRICs ETF	EGShares Blue Chip ETF	EGShares Brazil Infrastructure ETF	EGShares EM Quality Dividend ETF[1] (Consolidated)
ASSETS:
Cost of Investments:	$324,206,098	$7,923,245	$18,065,569	$25,472,642
Investments at value	297,532,478	7,598,374	12,486,403	24,954,421
Cash	1,036,485	30,038	50,679	64,789
Foreign cash*	307,292	—	—	35,248
Receivables:
Dividends and interest	2,306,055	10,603	79,772	67,998
Foreign tax reclaims	1,834	2,178	—	—
Investment securities sold	—	—	309,098	—
Total Assets	301,184,144	7,641,193	12,925,952	25,122,456
LIABILITIES:
Payables:
Accrued investment advisory fees	143,601	3,907	9,228	18,447
Due to custodian	—	43	—	—
Income payable	—	—	—	169,260
Investment securities purchased	—	—	324,571	—
Total Liabilities	143,601	3,950	333,799	187,707
NET ASSETS	$301,040,543	$7,637,243	$12,592,153	$24,934,749
NET ASSETS:
Paid-in capital	$329,978,491	$8,075,633	$48,649,098	$51,303,683
Undistributed (accumulated) net investment income (loss)	3,120,587	14,130	77,287	(34,650)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(5,386,851)	(127,183)	(30,541,846)	(25,815,976)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(26,671,684)	(325,337)	(5,592,386)	(518,308)
NET ASSETS	$301,040,543	$7,637,243	$12,592,153	$24,934,749
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	15,150,000	400,000	1,400,000	1,750,000
Net asset value per share	$19.87	$19.09	$8.99	$14.25
* Cost of foreign cash:	$303,662	$—	$—	$35,054
1	Formerly known as EGShares Low Volatility Emerging Markets Dividend ETF.

The accompanying notes are an integral part of these financial statements.

40   EGA Emerging Global Shares Trust

	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)
ASSETS:
Cost of Investments:	$1,131,573,922	$5,145,334	$33,607,053	$83,965,277	$44,846,995	$30,060,127
Investments at value	1,143,200,085	5,046,796	35,647,819	88,480,939	47,407,364	28,802,790
Cash	2,393,633	14,106	67,157	286,928	115,434	987
Foreign cash*	42,887	3,549	54,931	5,252	7,813	60,653
Receivables:
Dividends and interest	317,533	1,287	53,924	—	33,043	6,392
Foreign tax reclaims	—	—	—	—	—	—
Investment securities sold	—	5,380	—	—	205,950	—
Total Assets	1,145,954,138	5,071,118	35,823,831	88,773,119	47,769,604	28,870,822
LIABILITIES:
Payables:
Accrued investment advisory fees	795,904	3,015	25,556	63,024	33,976	21,250
Due to custodian	—	—	—	—	—	—
Income payable	—	—	—	—	—	—
Investment securities purchased	—	—	—	—	—	—
Total Liabilities	795,904	3,015	25,556	63,024	33,976	21,250
NET ASSETS	$1,145,158,234	$5,068,103	$35,798,275	$88,710,095	$47,735,628	$28,849,572
NET ASSETS:
Paid-in capital	$1,169,926,142	$5,168,581	$34,137,055	$85,713,783	$98,400,746	$39,894,974
Undistributed (accumulated) net investment income (loss)	92,937	(512)	65,753	(169,858)	205,528	47,148
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(36,487,893)	(1,453)	(445,946)	(1,349,506)	(53,430,673)	(9,835,237)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	11,627,048	(98,513)	2,041,413	4,515,676	2,560,027	(1,257,313)
NET ASSETS	$1,145,158,234	$5,068,103	$35,798,275	$88,710,095	$47,735,628	$28,849,572
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	43,300,000	250,000	1,550,000	2,500,000	3,650,000	1,650,000
Net asset value per share	$26.45	$20.27	$23.10	$35.48	$13.08	$17.48
* Cost of foreign cash:	$42,002	$3,522	$54,280	$5,238	$7,820	$60,637

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   41

Statements of Operations
EGA Emerging Global Shares Trust

Year Ended March 31, 2015

	EGShares Beyond BRICs ETF	EGShares Blue Chip ETF[1]	EGShares Brazil Infrastructure ETF	EGShares EM Quality Dividend ETF[2] (Consolidated)
INVESTMENT INCOME:
Dividend income*	$8,234,145	$135,954	$1,606,680	$2,436,410
Interest income	3,030	—	1	—
Total investment income	8,237,175	135,954	1,606,681	2,436,410
EXPENSES:
Investment advisory fees	2,169,603	37,953	231,333	366,169
Mauritius taxes paid	—	—	—	19,318
Total expenses before waivers	2,169,603	37,953	231,333	385,487
Less: waivers of expenses from Advisor	(689,360)	—	—	—
Net expenses	1,480,243	37,953	231,333	385,487
Net investment income (loss)	6,756,932	98,001	1,375,348	2,050,923
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(4,457,075)	(127,183)	(4,173,685)	(3,755,869)
In-Kind Redemptions	1,282,364	—	—	(345,335)
Foreign currency transactions	(640,021)	(9,039)	(88,636)	(234,513)
Net realized gain (loss)	(3,814,732)	(136,222)	(4,262,321)	(4,335,717)
Change in unrealized appreciation (depreciation) on:
Investments	(28,066,712)	(324,871)	(7,936,841)	(400,712)
Foreign currency translations	4,250	(466)	(16,716)	(5,081)
Net change in unrealized appreciation (depreciation)	(28,062,462)	(325,337)	(7,953,557)	(405,793)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(31,877,194)	(461,559)	(12,215,878)	(4,741,510)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,120,262)	$(363,558)	$(10,840,530)	$(2,690,587)
* Net of foreign taxes withheld of:	$644,086	$11,928	$63,990	$238,926
1	Represents the period April 23, 2014 (commencement of operations) to March 31, 2015.
2	Formerly known as EGShares Low Volatility Emerging Markets Dividend ETF.

The accompanying notes are an integral part of these financial statements.

42   EGA Emerging Global Shares Trust

	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$21,876,178	$109,452	$644,835	$111,795	$826,836	$346,079
Interest income	1,110	1	4	—	22	—
Total investment income	21,877,288	109,453	644,839	111,795	826,858	346,079
EXPENSES:
Investment advisory fees	10,331,240	30,722	239,991	187,379	395,250	236,672
Mauritius taxes paid	53,786	580	146	1,023	15,191	18,667
Total expenses before waivers	10,385,026	31,302	240,137	188,402	410,441	255,339
Less: waivers of expenses from Advisor	—	—	—	—	—	—
Net expenses	10,385,026	31,302	240,137	188,402	410,441	255,339
Net investment income (loss)	11,492,262	78,151	404,702	(76,607)	416,417	90,740
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(16,107,527)	64,354	41,722	(753,073)	(961,527)	7,379,134
In-Kind Redemptions	17,096,293	—	457,727	—	—	—
Foreign currency transactions	(483,751)	(1,068)	(4,130)	(92,807)	(145,309)	43,657
Net realized gain (loss)	505,015	63,286	495,319	(845,880)	(1,106,836)	7,422,791
Change in unrealized appreciation (depreciation) on:
Investments	(9,055,202)	(115,131)	428,880	3,635,504	(243,696)	(1,259,487)
Foreign currency translations	(20,346)	(142)	(2,066)	(572)	(2,456)	(1,695)
Net change in unrealized appreciation (depreciation)	(9,075,548)	(115,273)	426,814	3,634,932	(246,152)	(1,261,182)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(8,570,533)	(51,987)	922,133	2,789,052	(1,352,988)	6,161,609
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,921,729	$26,164	$1,326,835	$2,712,445	$(936,571)	$6,252,349
* Net of foreign taxes withheld of:	$1,396,847	$9,027	$62,325	$—	$1	$—

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   43

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

March 31, 2015

	EGShares Beyond BRICs ETF		EGShares Blue Chip ETF	EGShares Brazil Infrastructure ETF
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period April 23, 2014[1] Through March 31, 2015	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,756,932	$826,664	$98,001	$1,375,348	$2,021,937
Net realized gain (loss) on investments and foreign currency transactions	(3,814,732)	(616,386)	(136,222)	(4,262,321)	(15,042,476)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(28,062,462)	762,595	(325,337)	(7,953,557)	(2,822,986)
Net increase (decrease) in net assets resulting from operations	(25,120,262)	972,873	(363,558)	(10,840,530)	(15,843,525)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(3,616,691)	(198,374)	(74,832)	(1,252,757)	(1,708,565)
Net realized gain	(268,047)	—	—	—	—
Return of Capital	—	—	—	—	—
Total distributions	(3,884,738)	(198,374)	(74,832)	(1,252,757)	(1,708,565)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	302,924,221	41,935,626	8,075,633	10,594,646	—
Cost of shares redeemed	(22,263,815)	(1,012,903)	—	(22,818,489)	(25,277,961)
Transaction fees	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	280,660,406	40,922,723	8,075,633	(12,223,843)	(25,277,961)
Net Increase (Decrease) in Net Assets	251,655,406	41,697,222	7,637,243	(24,317,130)	(42,830,051)
NET ASSETS:
Beginning of period	49,385,137	7,687,915	—	36,909,283	79,739,334
End of period	$301,040,543	$49,385,137	$7,637,243	$12,592,153	$36,909,283
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$3,120,587	$620,423	$14,130	$77,287	$43,332
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	2,350,000	350,000	—	2,250,000	3,750,000
Shares sold	13,900,000	2,050,000	400,000	600,000	—
Shares redeemed	(1,100,000)	(50,000)	—	(1,450,000)	(1,500,000)
Shares outstanding, end of period	15,150,000	2,350,000	400,000	1,400,000	2,250,000
1	Commencement of operations.
2	Formerly known as EGShares Low Volatility Emerging Markets Dividend ETF.

The accompanying notes are an integral part of these financial statements.

44   EGA Emerging Global Shares Trust

	EGShares EM Quality Dividend ETF[2] (Consolidated)		EGShares Emerging Markets Consumer ETF (Consolidated)		EGShares Emerging Markets Core ETF (Consolidated)		EGShares Emerging Markets Domestic Demand ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,050,923	$3,202,114	$11,492,262	$13,559,582	$78,151	$71,737	$404,702	$73,170	$(76,607)	$24,732
Net realized gain (loss) on investments and foreign currency transactions	(4,335,717)	(14,363,763)	505,015	39,433,848	63,286	(9,421)	495,319	(452,961)	(845,880)	(306,610)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(405,793)	(4,924,574)	(9,075,548)	(52,276,450)	(115,273)	(76,301)	426,814	1,352,776	3,634,932	650,234
Net increase (decrease) in net assets resulting from operations	(2,690,587)	(16,086,223)	2,921,729	716,980	26,164	(13,985)	1,326,835	972,985	2,712,445	368,356
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,527,013)	(3,286,653)	(13,864,995)	(9,529,880)	(83,068)	(70,906)	(359,762)	(44,840)	(20,840)	—
Net realized gain	—	—	—	—	—	—	—	—	—	—
Return of Capital	—	(174,637)	—	—	—	—	—	—	—	—
Total distributions	(1,527,013)	(3,461,290)	(13,864,995)	(9,529,880)	(83,068)	(70,906)	(359,762)	(44,840)	(20,840)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	—	51,196,661	50,665,900	568,682,184	1,038,203	1,994,833	15,039,089	21,397,580	81,076,838	—
Cost of shares redeemed	(28,180,390)	(63,434,762)	(128,249,725)	(211,670,993)	—	(1,994,464)	(3,636,676)	(1,111,765)	—	(2,051,517)
Transaction fees	(2,407)	(998)	2,754	7,917	(1,124)	(764)	(85)	(977)	(3,047)	(3,208)
Net increase (decrease) in net assets resulting from capital share transactions	(28,182,797)	(12,239,099)	(77,581,071)	357,019,108	1,037,079	(395)	11,402,328	20,284,838	81,073,791	(2,054,725)
Net Increase (Decrease) in Net Assets	(32,400,397)	(31,786,612)	(88,524,337)	348,206,208	980,175	(85,286)	12,369,401	21,212,983	83,765,396	(1,686,369)
NET ASSETS:
Beginning of period	57,335,146	89,121,758	1,233,682,571	885,476,363	4,087,928	4,173,214	23,428,874	2,215,891	4,944,699	6,631,068
End of period	$24,934,749	$57,335,146	$1,145,158,234	$1,233,682,571	$5,068,103	$4,087,928	$35,798,275	$23,428,874	$88,710,095	$4,944,699
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(34,650)	$(324,047)	$92,937	$1,294,083	$(512)	$5,473	$65,753	$24,943	$(169,858)	$—
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	3,550,000	4,500,000	46,500,000	33,400,000	200,000	200,000	1,050,000	100,000	200,000	300,000
Shares sold	—	2,750,000	1,800,000	21,150,000	50,000	100,000	650,000	1,000,000	2,300,000	—
Shares redeemed	(1,800,000)	(3,700,000)	(5,000,000)	(8,050,000)	—	(100,000)	(150,000)	(50,000)	—	(100,000)
Shares outstanding, end of period	1,750,000	3,550,000	43,300,000	46,500,000	250,000	200,000	1,550,000	1,050,000	2,500,000	200,000

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   45

Statements of Changes in Net Assets  (concluded)
EGA Emerging Global Shares Trust

	EGShares India Infrastructure ETF (Consolidated)		EGShares India Small Cap ETF (Consolidated)
	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$416,417	$417,092	$90,740	$433,144
Net realized gain (loss) on investments and foreign currency transactions	(1,106,836)	(36,258,281)	7,422,791	(2,986,133)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(246,152)	26,140,305	(1,261,182)	2,708,685
Net increase (decrease) in net assets resulting from operations	(936,571)	(9,700,884)	6,252,349	155,696
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(128,789)	(2,053,052)	(133,287)	(387,083)
Total distributions	(128,789)	(2,053,052)	(133,287)	(387,083)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	46,724,009	19,242,356	12,647,997	1,064,537
Cost of shares redeemed	(15,511,583)	(41,412,898)	(6,475,034)	(5,433,857)
Transaction fees	2,097	(2,231)	(2,581)	(2,658)
Net increase (decrease) in net assets resulting from capital share transactions	31,214,523	(22,172,773)	6,170,382	(4,371,978)
Net Increase (Decrease) in Net Assets	30,149,163	(33,926,709)	12,289,444	(4,603,365)
NET ASSETS:
Beginning of period	17,586,465	51,513,174	16,560,128	21,163,493
End of period	$47,735,628	$17,586,465	$28,849,572	$16,560,128
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$205,528	$47,367	$47,148	$46,038
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,550,000	4,200,000	1,300,000	1,700,000
Shares sold	3,250,000	1,550,000	750,000	100,000
Shares redeemed	(1,150,000)	(4,200,000)	(400,000)	(500,000)
Shares outstanding, end of period	3,650,000	1,550,000	1,650,000	1,300,000

The accompanying notes are an integral part of these financial statements.

46   EGA Emerging Global Shares Trust

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Beyond BRICs ETF

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$21.01	$21.97	$20.00
Investment operations:
Net investment income[2]	0.56	0.99	0.17
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.43)	(1.77)[3]	1.91
Total from investment operations	(0.87)	(0.78)	2.08
Distributions to shareholders:
Net investment income	(0.25)	(0.18)	(0.11)
Net realized gains	(0.02)	—	—
Total distributions	(0.27)	(0.18)	(0.11)
Net asset value, end of period	$19.87	$21.01	$21.97
NET ASSET VALUE TOTAL RETURN[4]	(4.16)%	(3.51)%	10.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$301,041	$49,385	$7,688
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[5,6]	0.58%	0.66%	0.85%[7]
Expenses, prior to expense reimbursements/waivers[5,6]	0.85%	0.85%	2.43%[7]
Net investment income	2.65%	4.92%	1.26%[7]
Portfolio turnover rate	33%	63%	1%[8]

EGShares Blue Chip ETF

For the Period April 23, 2014[1] Through March 31, 2015
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.28
Net realized and unrealized loss on investments and foreign currency translations	(1.00)
Total from investment operations	(0.72)
Distributions to shareholders:
Net investment income	(0.19)
Net asset value, end of period	$19.09
NET ASSET VALUE TOTAL RETURN[4]	(3.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$7,637
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.60%[7]
Expenses, prior to expense reimbursements/waivers	0.60%[7]
Net investment income	1.55%[7]
Portfolio turnover rate	82%[8]
1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized gain or loss on investments and foreign currency translations does not accord with the amounts reported in the Statements of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
5	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
6	Effective October 1, 2013 the Fund entered into a fee waiver agreement pursuant to which the Advisor has agreed to waive its advisory fee to 0.58% of the Fund's average daily net assets (See Note 9).
7	Annualized.
8	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   47

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Brazil Infrastructure ETF

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Net asset value, beginning of period	$16.40	$21.26	$24.21	$25.38	$20.55
Investment operations:
Net investment income[1]	0.74	0.63	0.71	0.96	0.47
Net realized and unrealized gain (loss) on investments and foreign currency translations	(7.34)	(4.94)	(2.84)	(1.15)	4.67
Total from investment operations	(6.60)	(4.31)	(2.13)	(0.19)	5.14
Distributions to shareholders:
Net investment income	(0.81)	(0.55)	(0.82)	(0.98)	(0.31)
Net asset value, end of period	$8.99	$16.40	$21.26	$24.21	$25.38
NET ASSET VALUE TOTAL RETURN[2]	(41.17)%	(20.36)%	(8.63)%	(0.04)%	25.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$12,592	$36,909	$79,739	$89,591	$83,760
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[3]	0.85%	0.85%	0.85%	0.88%[4]	0.85%
Expenses, prior to expense reimbursements/waivers[3]	0.85%	0.85%	1.52%	1.51%[4]	1.91%
Net investment income	5.05%	3.52%	3.31%	4.10%	2.09%
Portfolio turnover rate	77%	68%	30%	30%	35%

EGShares EM Quality Dividend ETF5 (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period August 4, 2011[6] Through March 31, 2012
Net asset value, beginning of period	$16.15	$19.80	$20.09	$20.00
Investment operations:
Net investment income[1]	0.77	0.64	0.86	0.33
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.08)	(3.61)	(0.09)[7]	0.13
Total from investment operations	(1.31)	(2.97)	0.77	0.46
Distributions to shareholders:
Net investment income	(0.59)	(0.65)	(1.06)	(0.37)
Return of Capital	—	(0.03)	—	—
Total distributions	(0.59)	(0.68)	(1.06)	(0.37)
Net asset value, end of period	$14.25	$16.15	$19.80	$20.09
NET ASSET VALUE TOTAL RETURN[2]	(8.37)%	(15.14)%	4.12%	2.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$24,935	$57,335	$89,122	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[3]	0.89%[10]	0.85%	0.85%	0.85%[8]
Expenses, prior to expense reimbursements/waivers[3]	0.89%[10]	0.85%	1.43%	2.07%[8]
Net investment income	4.76%	3.54%	4.45%	2.62%[8]
Portfolio turnover rate	168%	137%	86%	45%[9]
1	Based on average shares outstanding.
2	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
3	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
4	The ratio includes 0.03% for the year ended March 31, 2012 attributed to excise tax expense, which was outside the expense cap in place at that time.
5	Formerly known as EGShares Low Volatility Emerging Markets Dividend ETF.
6	Commencement of operations.
7	The realized and unrealized gain or loss on investments and foreign currency translations does not accord with the amounts reported in the Statements of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
8	Annualized.
9	Not annualized.
10	The ratio includes 0.04% for the period ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

48   EGA Emerging Global Shares Trust

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period September 14, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$26.53	$26.51	$24.77	$22.76	$20.00
Investment operations:
Net investment income[2]	0.25	0.31	0.17	0.17	0.04
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.03)	(0.09)	1.68	1.96	2.74
Total from investment operations	0.22	0.22	1.85	2.13	2.78
Distributions to shareholders:
Net investment income	(0.30)	(0.20)	(0.11)	(0.12)	(0.02)
Net asset value, end of period	$26.45	$26.53	$26.51	$24.77	$22.76
NET ASSET VALUE TOTAL RETURN[3]	0.88%	0.82%	7.46%	9.44%	13.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,145,158	$1,233,683	$885,476	$402,466	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.83%	0.84%	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.83%	0.84%	1.23%	1.31%	1.44%[4]
Net investment income	0.92%	1.20%	0.68%	0.76%	0.37%[4]
Portfolio turnover rate	12%	14%	7%	3%	9%[5]

EGShares Emerging Markets Core ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period October 16, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$20.44	$20.87	$20.00
Investment operations:
Net investment income[2]	0.38	0.36	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.13)	(0.44)	0.82
Total from investment operations	0.25	(0.08)	0.91
Distributions to shareholders:
Net investment income	(0.42)	(0.35)	(0.04)
Net asset value, end of period	$20.27	$20.44	$20.87
NET ASSET VALUE TOTAL RETURN[3]	1.22%	(0.36)%	4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$5,068	$4,088	$4,173
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.71%[7]	0.70%	0.70%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.71%[7]	0.70%	11.94%[4]
Net investment income	1.78%	1.76%	0.96%[4]
Portfolio turnover rate	20%	16%	3%[5]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
7	The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   49

Financial Highlights  (continued)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Domestic Demand ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$22.31	$22.16	$20.00
Investment operations:
Net investment income[2]	0.34	0.23	0.13
Net realized and unrealized gain on investments and foreign currency translations	0.73	0.14	2.11
Total from investment operations	1.07	0.37	2.24
Distributions to shareholders:
Net investment income	(0.28)	(0.22)	(0.08)
Net asset value, end of period	$23.10	$22.31	$22.16
NET ASSET VALUE TOTAL RETURN[5]	4.82%	1.70%	11.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$35,798	$23,429	$2,216
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers[9]	0.85%	0.85%	4.53%[6]
Net investment income	1.43%	1.09%	1.02%[6]
Portfolio turnover rate	8%	159%	57%[8]

EGShares India Consumer ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Period August 10, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$24.72	$22.10	$19.08	$20.00
Investment operations:
Net investment income (loss)[2]	(0.12)	0.11	(—)[3]	(—)[3]
Net realized and unrealized gain (loss) on investments and foreign currency translations	10.91	2.51	3.02 [4]	(0.92)[4]
Total from investment operations	10.79	2.62	3.02	(0.92)
Distributions to shareholders:
Net investment income	(0.03)	—	—	—
Net asset value, end of period	$35.48	$24.72	$22.10	$19.08
NET ASSET VALUE TOTAL RETURN[5]	43.64%	11.86%	15.83%	(4.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$88,710	$4,945	$6,631	$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.90%[10]	0.89%	0.89%	0.89%[6]
Expenses, prior to expense reimbursements/waivers[9]	0.90%[10]	0.89%	4.31%	6.16%[6]
Net investment income (loss)	(0.36)%	0.50%	(0.00)%[7]	(0.04)%[6]
Portfolio turnover rate	82%	43%	50%	104%[8]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $(0.005)
4	The realized and unrealized gain or loss on investments and foreign currency translation does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
6	Annualized.
7	Less than (0.005)%
8	Not annualized.
9	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
10	The ratio includes 0.01% for the year ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

50   EGA Emerging Global Shares Trust

Financial Highlights  (concluded)
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Infrastructure ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period August 11, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$11.35	$12.27	$14.99	$19.40	$20.00
Investment operations:
Net investment income[2]	0.12	0.13	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency translations	1.65 [3]	0.27 [3]	(2.60)	(4.39)	(0.61)
Total from investment operations	1.77	0.40	(2.53)	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	(0.04)	(1.32)	(0.19)	(0.08)	—
Net asset value, end of period	$13.08	$11.35	$12.27	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN[4]	15.59%	4.04%	(17.08)%	(22.19)%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$47,736	$17,586	$51,513	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.88%[11]	0.86%[10]	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[9]	0.88%[11]	0.86%[10]	1.61%	1.69%	2.24%[5]
Net investment income	0.90%	1.18%	0.53%	0.39%	0.11%[5]
Portfolio turnover rate	75%	76%	24%	23%	9%[7]

EGShares India Small Cap ETF (Consolidated)

	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period July 7, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$12.74	$12.45	$14.39	$19.29	$20.00
Investment operations:
Net investment income (loss)[2]	0.05	0.26	0.10	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	4.77	0.25[3]	(1.94)	(4.88)	(0.68)
Total from investment operations	4.82	0.51	(1.84)	(4.74)	(0.69)
Distributions to shareholders:
Net investment income	(0.08)	(0.22)	(0.10)	(0.16)	(0.02)
Return of Capital	—	—	(—)[8]	—	—
Total distributions	(0.08)	(0.22)	(0.10)	(0.16)	(0.02)
Net asset value, end of period	$17.48	$12.74	$12.45	$14.39	$19.29
NET ASSET VALUE TOTAL RETURN[4]	37.86%	4.29%	(12.87)%	(24.33)%	(3.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$28,850	$16,560	$21,163	$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.92%[12]	0.86%[10]	0.85%	0.85%	0.90%[5,6]
Expenses, prior to expense reimbursements/waivers[9]	0.92%[12]	0.86%[10]	2.09%	2.26%	3.12%[5]
Net investment income (loss)	0.33%	2.36%	0.76%	0.84%	(0.06)%[5]
Portfolio turnover rate	117%	56%	43%	125%	1%[7]
1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized gain or loss on investments and foreign currency translation does not accord with the amounts reported in the Statements of Operations due to the timing of subscriptions or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by EGA.
5	Annualized.
6	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense, which was outside the expense cap in place at that time.
7	Not annualized.
8	Less than $(0.005)
9	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
10	The ratio includes 0.01% for the period ended March 31, 2014 attributed to tax expense, which is outside the Unified Fee.
11	The ratio includes 0.03% for the period ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.
12	The ratio includes 0.07% for the period ended March 31, 2015 attributed to tax expense, which is outside the Unified Fee.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust   51

Notes to Financial Statements
March 31, 2015

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of sixteen separate non-diversified series, ten of which are active, and each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following exchange-traded funds (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Funds	Commencement of Operations
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares Blue Chip ETF (“Blue Chip ETF”)	April 23, 2014
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares EM Quality Dividend ETF (formerly EGShares Low Volatility Emerging Markets Dividend ETF) (“EM Quality Dividend ETF”)	August 4, 2011
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Core ETF (“Core ETF”)	October 16, 2012
EGShares Emerging Markets Domestic Demand ETF (“Domestic Demand ETF”)	August 15, 2012
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “Beyond BRICs Underlying Index”). The Beyond BRICs Underlying Index is designed to represent the performance of a diversified basket of 90 liquid companies in Emerging and Frontier markets ex Brazil, Russia, India, China (BRIC), Taiwan and Argentina as defined by FTSE’s Country Classification System. The index is market capitalization weighted, and has 75% exposure to emerging markets and 25% to frontier markets at rebalance.

The Blue Chip ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Developed Markets Blue Chip EM Access Index (the “Blue Chip Underlying Index”). The Blue Chip Underlying Index is an equal-weighted equity index comprised of 30 well-established, widely recognized companies that are domiciled and publicly traded in developed market countries and have, as of the most recent constitution, a U.S. Dollar equivalent market capitalization of at least $2 billion (based on then-current exchange rates) and measurable revenue from developing market countries.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Brazil Infrastructure Extended Index (the “BRXX Underlying Index”). The BRXX Underlying Index is a free-float capitalization weighted stock market index designed to represent the performance of the 30 largest Brazilian companies ranked by full market capitalization that FTSE determines to be representative of Brazil’s infrastructure industries.

The EM Quality Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Quality Dividend Index (the “HILO Underlying Index”). Effective as of January 26, 2015, the Fund began tracking the new HILO Underlying Index instead of the former FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Index. The HILO Underlying Index is designed to represent a portfolio of approximately 50 companies in developing markets that each have a higher dividend yield than the average dividend yield in the EGAI Developing Markets Universe.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (the “Consumer Titans Underlying Index”). The Consumer Titans Underlying Index is a float-adjusted market capitalization index designed to measure the stock performance of 30 leading emerging market companies in the Consumer Goods and Consumer Services Industries, as defined by S&P Dow Jones Indices’ proprietary industry classification system.

The Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (the “Core Underlying Index”). The Core Underlying Index is designed to measure the market performance of up to 116 companies that S&P Dow Jones Indices determines to be representative of all industries domiciled in emerging market countries, subject to a 15% country cap.

52   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2015

The Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Domestic Demand Index (the “EMDD Underlying Index”). The EMDD Underlying Index is designed to measure the performance of companies in emerging markets that derive a significant portion of their revenues from sectors that are less reliant on exports and therefore driven by domestic demand, specifically those companies in the consumer staples, consumer discretionary, telecommunications services, healthcare and utilities industries.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index (the “India Consumer Underlying Index”). The India Consumer Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the consumer industry, as defined by Indxx’s proprietary methodology, in India.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Infrastructure Index (the “India Infrastructure Underlying Index”). The India Infrastructure Underlying Index is a maximum 30-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the infrastructure industry, as defined by Indxx’s proprietary methodology, in India.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Small Cap Index (the “India Small Cap Underlying Index”). The India Small Cap Underlying Index is a maximum 75-stock free-float adjusted market capitalization weighted index designed to measure the market performance of companies in the small cap segment in India.

The classifications and presentations within the Schedule of Investments are consistent with other Funds in the Fund family and may not depict the same classifications and presentations in certain marketing materials.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Consumer ETF	EG Shares Consumer Mauritius
Core ETF	EG Shares Core Mauritius
Domestic Demand ETF	EG Shares Domestic Demand Mauritius
EM Quality Dividend ETF	EG Shares High Income/Low Beta Mauritius
India Consumer ETF	EG Shares India Consumer Mauritius
India Infrastructure ETF	EG Shares India Infrastructure Mauritius
India Small Cap ETF	EG Shares India Small Cap Mauritius

The Consumer ETF, Core ETF, Domestic Demand ETF and EM Quality Dividend ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest virtually all of their assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

By investing in a wholly owned subsidiary, the Funds listed in the table above each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provisions of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

EGA Emerging Global Shares Trust   53

Notes to Financial Statements  (continued)
March 31, 2015

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2015	% of ETF’s Total Net Assets at March 31, 2015
Consumer ETF	September 14, 2010	$76,302,347	6.7%
Core ETF	October 16, 2012	629,592	12.4
Domestic Demand ETF	August 15, 2012	3,429,724	9.6
EM Quality Dividend ETF	August 4, 2011	941,722	3.8
India Consumer ETF	August 10, 2011	88,486,155	99.7
India Infrastructure ETF	August 11, 2010	47,732,175	100.0
India Small Cap ETF	July 7, 2010	28,869,900	100.1

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts on behalf of its series that contain a variety of representations that provide general indemnifications. The Trust’s series’ maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against a series of the Trust that have not yet occurred; however, the Trust expects any risk of loss by a series to be remote. The assets of a series may not be used to satisfy the liabilities of any other series.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the ETFs. Use of a rate different from the rate used by the index provider may adversely affect an ETF’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

54   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2015

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the accretion of discounts and amortization of premiums.

Federal Income Taxes

The Beyond BRICs ETF, Brazil Infrastructure ETF, EM Quality Dividend ETF, Consumer ETF, Core ETF, Domestic Demand ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF have qualified and continue to qualify, and the Blue Chip ETF intends to qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for EM Quality Dividend ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2015, open federal and state income tax years include the tax years or periods ended March 31, 2012, March 31, 2013, March 31, 2014 and March 31, 2015. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF. Please refer to Note 9 for further discussion on fund expenses and the Unified Fee.

4. INVESTMENT RISKS

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems. These risks may be greater for investments in frontier markets.

Each ETF concentrates its investments in a particular industry or a group of industries to approximately the same extent as its respective underlying index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

EGA Emerging Global Shares Trust   55

Notes to Financial Statements  (continued)
March 31, 2015

Because the Brazil Infrastructure ETF invests predominantly in Brazilian securities, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. The Brazilian economy has experienced in the past, and may continue to experience, periods of high inflation rates and political unrest. While the Brazilian economy has experienced growth in recent years, there is no guarantee that this growth will continue.

Because the Brazil Infrastructure ETF and India Infrastructure ETF concentrate their investments in the infrastructure sectors of Brazil and India, respectively, these ETFs may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

Because the Consumer ETF and India Consumer ETF concentrate their investments in the consumer goods and consumer services industries (specifically the consumer goods and consumer services industries of India for the India Consumer ETF), these ETFs may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Because the Domestic Demand ETF concentrates its investments in the consumer staples, consumer discretionary, telecommunications services, healthcare and/or utilities industries, the ETF may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Because the India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest predominantly in Indian securities, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

The India Small Cap ETF primarily invests in small capitalization companies. Small cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of creation units (see Note 9) for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the year ended March 31, 2015, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

6. FEDERAL INCOME TAX MATTERS

For the period or year ended March 31, 2015, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Beyond BRICs ETF	$327,571,744	$11,963,561	$(42,002,827)	$(30,039,266)
Blue Chip ETF	7,940,342	590,197	(932,165)	(341,968)
Brazil Infrastructure ETF	20,143,263	389,736	(8,046,596)	(7,656,860)
EM Quality Dividend ETF	25,479,910	707,143	(1,232,632)	(525,489)
Consumer ETF	1,146,232,044	172,376,289	(175,408,248)	(3,031,959)
Core ETF	5,154,354	639,204	(746,762)	(107,558)
Domestic Demand ETF	33,915,696	4,072,859	(2,340,736)	1,732,123
India Consumer ETF	84,534,775	7,443,805	(3,497,641)	3,946,164
India Infrastructure ETF	50,833,268	7,376,390	(10,802,294)	(3,425,904)
India Small Cap ETF	30,433,678	1,440,930	(3,071,818)	(1,630,888)

56   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2015

For the period or year ended March 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Beyond BRICs ETF	$3,133,397	$(2,034,014)	$(30,037,331)	$(28,937,948)
Blue Chip ETF	14,130	(110,086)	(342,434)	(438,390)
Brazil Infrastructure ETF	77,287	(28,464,152)	(7,670,080)	(36,056,945)
EM Quality Dividend ETF	134,610	(25,977,968)	(525,576)	(26,368,934)
Consumer ETF	92,937	(21,829,771)	(3,031,074)	(24,767,908)
Core ETF	6,804	251	(107,533)	(100,478)
Domestic Demand ETF	65,753	(137,303)	1,732,770	1,661,220
India Consumer ETF	—	(949,866)	3,946,178	2,996,312
India Infrastructure ETF	205,528	(47,444,400)	(3,426,246)	(50,665,118)
India Small Cap ETF	66,949	(9,481,487)	(1,630,864)	(11,045,402)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October and December losses.

For the period or year ended March 31, 2015, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Beyond BRICs ETF	$(640,077)	$(576,745)	$1,216,822
Blue Chip ETF	(9,039)	9,039	—
Brazil Infrastructure ETF	(88,636)	88,636	—
EM Quality Dividend ETF	(234,513)	640,722	(406,209)
Consumer ETF	1,171,587	(16,586,498)	15,414,911
Core ETF	(1,068)	1,068	—
Domestic Demand ETF	(4,130)	(431,501)	435,631
India Consumer ETF	(72,411)	92,807	(20,396)
India Infrastructure ETF	(129,467)	129,467	—
India Small Cap ETF	43,657	(43,657)	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sales adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

EGA Emerging Global Shares Trust   57

Notes to Financial Statements  (continued)
March 31, 2015

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the period or year ended March 31, 2015, the ETFs deferred to April 1, 2015 these losses of:

Funds	Late Year Ordinary Losses	Post October Capital Losses
Beyond BRICs ETF	$—	$2,034,014
Blue Chip ETF	—	—
Brazil Infrastructure ETF	—	2,459,477
EM Quality Dividend ETF	—	3,462,675
Consumer ETF	—	964,177
Core ETF	—	—
Domestic Demand ETF	—	2,115
India Consumer ETF	169,858	175,867
India Infrastructure ETF	—	219,442
India Small Cap ETF	—	—

At March 31, 2015, for federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains:

	Carryforwards with No Expiration*		Carryforwards Expiring In
Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Fiscal Year 2018	Fiscal Year 2019
Beyond BRICs ETF	$—	$—	$—	$—
Blue Chip ETF	110,086	—	—	—
Brazil Infrastructure ETF	8,143,770	17,860,905	—	—
EM Quality Dividend ETF	16,819,429	5,526,604	—	—
Consumer ETF	—	20,865,594	—	—
Core ETF	—	—	—	—
Domestic Demand ETF	122,015	13,173	—	—
India Consumer ETF	584,684	19,457	—	—
India Infrastructure ETF	14,011,888	33,213,070	—	—
India Small Cap ETF	1,254,248	8,227,239	—	—
*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character. Amounts are subject to IRC Section 382-384 limitation in subsequent years.

58   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2015

The tax character of distributions paid during the period or year ended March 31, 2015 and March 31, 2014 were as follows:

	Period ended March 31, 2015			Period ended March 31, 2014
Funds	Distribution Paid from Ordinary Income	Distribution Paid from Long Term Capital Gains	Distribution Paid from Return of Capital	Distribution Paid from Ordinary Income	Distribution Paid from Long Term Capital Gains	Distribution Paid from Return of Capital
Beyond BRICs ETF	$3,884,738	$—	$—	$198,374	$—	$—
Blue Chip ETF	74,832	—	—	—	—	—
Brazil Infrastructure ETF	1,252,757	—	—	1,708,565	—	—
EM Quality Dividend ETF	1,527,013	—	—	3,286,653	—	174,637
Consumer ETF	13,864,995	—	—	9,529,880	—	—
Core ETF	83,068	—	—	70,906	—	—
Domestic Demand ETF	359,762	—	—	44,840	—	—
India Consumer ETF	20,840	—	—	—	—	—
India Infrastructure ETF	128,789	—	—	2,053,052	—	—
India Small Cap ETF	133,287	—	—	387,083	—	—

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETFs’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs and methodology used for valuing the securities are not necessarily an indication of the risk associated with investing in those securities.

EGA Emerging Global Shares Trust   59

Notes to Financial Statements  (continued)
March 31, 2015

The following summarizes inputs used as of March 31, 2015 in valuing the ETFs’ assets and liabilities carried at fair value:

	Assets
Funds	Level 1 Common Stocks	Level 2 Rights	Level 3 Common Stocks	Total
Beyond BRICs ETF*	$297,532,478	$—	$—	$297,532,478
Blue Chip ETF*	7,598,374	—	—	7,598,374
Brazil Infrastructure ETF**	12,486,403	—	—	12,486,403
EM Quality Dividend ETF*	24,954,421	—	—	24,954,421
Consumer ETF*	1,143,200,085	—	—	1,143,200,085
Core ETF*	5,046,796	—	—	5,046,796
Domestic Demand ETF*	35,647,819	—	—	35,647,819
India Consumer ETF**	88,480,939	—	—	88,480,939
India Infrastructure ETF**	47,399,719	7,645	—	47,407,364
India Small Cap ETF**	28,788,892	4,592	9,306	28,802,790
*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.

Reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended March 31, 2015:

India Small Cap ETF
Common Stocks Basic Materials
Balance as of March 31, 2014	$9,752
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	(446)
Purchases	—
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of March 31, 2015	$9,306
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2015 is:	$(446)
1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

To estimate fair value, the Trust’s Valuation Committee (the “Committee”) followed procedures established by the Board. The significant inputs for the valuation methodology for the India Small Cap ETF, after consideration of quantitative and fundamental factors, were duration of fair valuation event and an illiquidity discount.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA”) believes that the values available are unreliable. The Committee performs certain functions as they relate to the administration and oversight of the Funds’ valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

60   EGA Emerging Global Shares Trust

Notes to Financial Statements  (continued)
March 31, 2015

In determining fair valuations, inputs may include duration of fair valuation event, comparable benchmark performance, and an illiquidity discount. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of securities that are fair valued for more than five days.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of March 31, 2015 in valuing Level 3 securities:

India Small Cap ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Common Stocks
Basic Materials	$ 9,306	Adjustment to market based on duration of fair value event and illiquidity discount	Illiquidity Discount	88.4%

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the period or year ended March 31, 2015. The Purchases column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Beyond BRICs ETF	$205,098,505	$83,426,029	$170,786,485	$12,452,881
Blue Chip ETF	5,591,224	5,567,817	8,027,021	—
Brazil Infrastructure ETF	20,776,017	33,008,215	—	—
EM Quality Dividend ETF	71,340,710	81,531,592	—	17,617,180
Consumer ETF	148,072,668	165,091,655	40,818,442	103,050,476
Core ETF	1,062,098	874,664	833,758	—
Domestic Demand ETF	6,497,439	2,268,590	9,940,599	2,759,358
India Consumer ETF	100,121,737	19,454,258	—	—
India Infrastructure ETF	65,314,651	34,209,963	—	—
India Small Cap ETF	38,112,712	31,960,919	—	—

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Effective April 1, 2013, EGA replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs without any increase in EGA’s advisory fee. The ETFs were previously obligated to pay these expenses through March 31, 2013, although EGA had entered into annual voluntary expense waiver and reimbursement agreements that capped an ETF’s ordinary operating expenses at the same rate as EGA’s advisory fee. Under the Unified Fee, EGA pays all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

Effective July 1, 2013, the advisory fee for Consumer ETF changed from 0.85% of the average daily net assets to the following tiered structure: 0.85% of average daily net assets up to $1 billion; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily next assets over and above $2 billion.

EGA Emerging Global Shares Trust   61

Notes to Financial Statements  (concluded)
March 31, 2015

Effective October 1, 2013, the Trust and EGA, advisor to the Beyond BRICs ETF, have entered into a written fee waiver agreement (“Fee Waiver Agreement”) pursuant to which EGA has agreed to waive its advisory fee to 0.58% of the Beyond BRICs ETF Fund’s average daily net assets. The Fee Waiver Agreement will remain in effect and will be contractually binding for two years. The Fee Waiver Agreement may be terminated at any time by the Board of Trustees of the Trust, but may not be terminated by EGA during the term of the Fee Waiver Agreement. The Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.

The advisory fee for the remaining ETFs in the Trust is 0.85% of the Funds’ average daily net assets, with the exception of Core ETF (0.70%), the India Consumer ETF (0.89%) and the Blue Chip ETF (0.60%).

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

Since 2009, ALPS Fund Services, Inc. (“AFS”), an affiliate of the Distributor, provided a Chief Compliance Officer “CCO” and an Anti-Money Laundering Officer “AML Officer” as well as certain additional compliance support functions under a Compliance Services Agreement. AFS has also provided a Principal Financial Officer to the Trust under a PFO Services Agreement. Effective March 1, 2013, the Board appointed an officer of EGA to serve as Principal Financial Officer to the Trust. Effective September 1, 2014, AFS is no longer providing Compliance or Anti-Money Laundering services to the Trust. An employee of EGA now serves as CCO and AML Officer for the Trust.

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a representation of the corresponding Underlying Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF consists solely of cash in U.S. dollars. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities. This charge is either debited or credited to Paid-in Capital.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the date of issuance of this report, and have determined that there are no material events that impacted the Fund’s financial statements.

62   EGA Emerging Global Shares Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities of EGShares Beyond BRICs ETF, EGShares Blue Chip ETF and EGShares Brazil Infrastructure ETF, each a series of EGA Emerging Global Shares Trust (the “Funds”), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the respective years or periods presented. We have also audited the accompanying consolidated statements of assets and liabilities of EGShares EM Quality Dividend ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF and EGShares India Small Cap ETF, each a series of EGA Emerging Global Shares Trust (the “Funds”), including the consolidated schedules of investments, as of March 31, 2015, and the related consolidated statements of operations for the year then ended and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EGShares Beyond BRICs ETF, EGShares Blue Chip ETF, EGShares Brazil Infrastructure ETF, EGShares EM Quality Dividend ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF and EGShares India Small Cap ETF as of March 31, 2015, the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 27, 2015

EGA Emerging Global Shares Trust   63

Federal Income Tax Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Beyond BRICs ETF	0.00%	47.37%
Blue Chip ETF	0.00%	100.00%
Brazil Infrastructure ETF	0.00%	38.34%
EM Quality Dividend ETF	0.00%	83.84%
Consumer ETF	0.00%	100.00%
Core ETF	0.00%	100.00%
Domestic Demand ETF	0.00%	100.00%
India Consumer ETF	0.00%	0.00%
India Infrastructure ETF	0.00%	100.00%
India Small Cap ETF	0.00%	100.00%

64   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited)

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the continuance of the investment advisory agreements (collectively, the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to EGShares Beyond BRICs ETF, EGShares Brazil Infrastructure ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF and EGShares EM Quality Dividend ETF (each, a “Fund,” and collectively, the “Funds”), for the period March 1, 2015 until February 29, 2016. Under the Advisory Agreement, EGA is obligated to pay all of the ordinary operating expenses of each Fund (the “Unified Fee”).

In considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA provided and expects to provide to the Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP, counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

In addition, the Board considered data compiled by EGA from an unaffiliated third party proprietary database comparing the advisory fees, expense ratios and performance of the Funds with the advisory fees, expense ratios and performance of other U.S.-listed ETFs having similar investment objectives, indexes and underlying holdings, including other EGA-sponsored funds (the “Peer Group”). The data for the Peer Group included expense ratio information both before fee waivers and reimbursements (the “gross expense ratio”) and after fee waivers and reimbursements (the “net expense ratio”). The Board discussed the criteria used by EGA for selecting the Peer Group. The Board noted that the Peer Group and the Peer Group metrics for each Fund included the Fund itself. The Board, including the Independent Trustees, concluded that the data was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services provided, and to be provided, to each Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; the expense ratios and investment performance of each Fund; any ancillary benefits realized by EGA due to its relationship with the Trust (i.e., “fall-out” benefits); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services provided to each Fund by EGA.  The Board reviewed the services that EGA has provided, and is expected to provide, for each Fund. In connection with the advisory services provided to each Fund, the Board noted EGA’s significant responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; management of the Mauritius subsidiaries (each, a “Mauritius Company”) of those Funds with significant investments in India; and oversight of general portfolio compliance with relevant law. The Board noted that it had also reviewed and considered most, if not all, of these items at its meetings throughout the course of the year.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser to the Funds. The Board also noted EGA’s procedures to manage potential conflicts of interest and EGA’s belief that management of the funds in the Trust and EGA Frontier Diversified Core Fund does not present a material conflict of interest. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services provided.  The Board compared both the services rendered and the fees paid pursuant to the Advisory Agreement for each Fund to the contractual advisory fees of other registered investment advisers providing services to similar ETFs in the Peer Group. In particular, the Board compared each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of the other ETFs in each Fund’s Peer Group as of December 31, 2014.

The Board noted that the advisory fee of the EGShares Beyond BRICs ETF was above the median and average, but below the maximum, advisory fee of the other funds in the Fund’s Peer Group. The Board considered EGShares Beyond BRICs ETF’s expense ratio both before

EGA Emerging Global Shares Trust   65

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

and after the fee waiver and expense reimbursement paid by EGA pursuant to a written agreement between EGA and the Fund, which is in addition to the Fund’s Unified Fee. The Board noted that the gross expense ratio of the Fund was above the median and average, but below the maximum, gross expense ratio of the other funds in the Fund’s Peer Group. The Board also noted that the net expense ratio of the Fund was below the median and average net expense ratio of the other funds in the Fund’s Peer Group.

The Board noted that the advisory fees of the EGShares Emerging Markets Consumer ETF, EGShares EM Quality Dividend ETF, EGShares Emerging Markets Domestic Demand ETF and EGShares Emerging Markets Core ETF were above the median and average, but below the maximum, advisory fee of the other funds in each Fund’s Peer Group. The Board also noted that the expense ratios of these Funds were above the median and average, but below the maximum, net expense ratio of the other funds in each Fund’s Peer Group.

The Board noted that the advisory fee of the EGShares India Consumer ETF was equal to the maximum fee of the other funds in the Fund’s Peer Group. The Board also noted that the expense ratio of the Fund was above the median and average, but below the maximum, net expense ratio of the other funds in the Fund’s Peer Group.

The Board noted that the advisory fees of the EGShares India Infrastructure ETF and EGShares India Small Cap ETF were above the median and average, but below the maximum, advisory fee of the other funds in each Fund’s Peer Group. The Board also noted that the expense ratios of these Funds were above the average, but equal to the median, net expense ratio of the other funds in each Fund’s Peer Group.

The Board noted that the advisory fee of the EGShares Brazil Infrastructure ETF was the highest advisory fee charged among the funds in the Fund’s Peer Group. The Board also noted that the expense ratio of the Fund was the highest among the net expense ratios of the other funds in the Fund’s Peer Group.

The Board considered the appropriateness of the advisory fees and expense ratios of the Funds under the Unified Fee compared to the advisory fees and expense ratios of the ETFs in each Fund’s Peer Group. The Board received information regarding the costs, including operational costs borne by EGA under the Unified Fee, and profitability of EGA in connection with serving as adviser to each Fund. The Board also received information regarding the additional costs of operating the Funds that invest in a related Mauritius Company in order to invest directly in Indian companies, which increases the operational costs for those Funds. The Board noted EGA’s assumption of the contractual obligation to limit each Fund’s ordinary operating expenses through the Unified Fee, which cannot be changed without shareholder approval.

After comparing each Fund’s advisory fee and expense ratio with those of the other funds in each Fund’s Peer Group, and in light of the nature, quality, and extent of services provided by EGA and the costs incurred by EGA in rendering those services and absorbing the Funds’ ordinary operating expenses under the Unified Fee, the Board concluded that the advisory fees paid to EGA with respect to each Fund were fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale were realized as each Fund grew and whether fee levels reflect such economies of scale.  The Board received information and reviewed EGA’s profitability with respect to each Fund and the payments made by EGA for each Fund’s ordinary operating expenses under the Unified Fee. The Board acknowledged EGA’s contractual obligation to limit each Fund’s expenses through the Unified Fee, its willingness to further waive fees and/or reimburse expenses for EGShares Beyond BRICs ETF in order to cap the costs paid by that Fund’s shareholders, and the effect of such obligation and commitment, respectively, on EGA’s profitability, each based on information presented to the Board.

The Board considered economies of scale and the asset level of each Fund. Although certain of the Funds were not yet at a sufficient size to be experiencing economies of scale, the Board noted that EGA had in the past introduced breakpoints to its advisory fee for certain series of the Trust when assets under management had reached a significant size. The Board noted that breakpoints had been established for EGShares Emerging Markets Consumer ETF. The Board received information regarding EGA’s financial condition and reviewed EGA’s financial statements.

The Board considered fall-out benefits received by EGA from its relationship with the Trust. EGA acknowledged positive reputational benefits from the success of the funds in the Trust, including benefits to EGA Indices, a separate group within EGA, which sponsors indexes for EGShares EM Quality Dividend ETF and EGShares Blue Chip ETF.

The Board concluded that EGA’s level of profitability with respect to each of the Funds was reasonable and consistent with the level of services that EGA provides to the Funds.

66   EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

(d) Investment performance of EGA.  The Board considered the investment performance of the Funds, including tracking difference (i.e., the difference of the returns between a Fund and the underlying index it seeks to track) and tracking error (i.e., the volatility of the difference of the returns between a Fund and the underlying index it seeks to track). The Board noted that EGA discussed at each quarterly meeting the factors contributing to each Fund’s investment performance. In particular, the Board considered the investment performance of the Funds relative to their stated objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in each Fund’s investment objective, and EGA’s success in achieving each Fund’s objective. The Board also compared each Fund’s tracking difference and tracking error to the tracking difference and tracking error of other ETFs considered to be in such Fund’s Peer Group.

The Board noted that the tracking difference for EGShares Emerging Markets Consumer ETF, EGShares EM Quality Dividend ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares Emerging Markets Core ETF, EGShares India Infrastructure ETF and EGShares India Consumer ETF was within the range of tracking differences of the other funds in each Fund’s Peer Group.

The Board noted that the absolute value of the tracking difference for EGShares Beyond BRICs ETF, EGShares India Small Cap ETF and EGShares Brazil Infrastructure ETF was the highest absolute tracking difference in each Fund’s Peer Group.

The Board noted that the tracking error for EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Domestic Demand ETF and EGShares India Consumer ETF was below the median and average tracking error of the other funds in each Fund’s Peer Group.

The Board noted that the tracking error for the EGShares Beyond BRICs ETF, EGShares EM Quality Dividend ETF, EGShares Emerging Markets Core ETF, EGShares India Infrastructure ETF and EGShares India Small Cap ETF was above the median and average, but below the maximum, tracking error of the other funds in each Fund’s Peer Group.

The Board noted that the tracking error for the EGShares Brazil Infrastructure ETF was equal to the median, but below the average, tracking error of the other funds in the Fund’s Peer Group.

The Board also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the NAV of the Funds, and by how much, measured in basis points. The Board concluded that the investment performance of each Fund was consistent with its stated investment objective.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee and the reports that the Board had received and reviewed throughout the year, the Board, including the Independent Trustees, concluded that the advisory fees and expense ratios were reasonable in relation to the services provided, and to be provided, by EGA to each Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the continuance of the Advisory Agreement with EGA was in the best interest of each Fund and their shareholders.

EGA Emerging Global Shares Trust   67

Board Review and Approval of EGA Mutual Funds Advisory Contract (Unaudited)

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the investment advisory agreement (the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to the EGA Beyond BRICs Opportunities Fund, EGA Emerging Markets Consumer Fund and EGA Emerging Markets Core Fund (each, a “Fund,” and collectively, the “Funds”), for a period of two years from March 1, 2015 until February 28, 2017.

In considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA expects to provide to the Funds, and the fees that EGA proposes to charge for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP, counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

In addition, the Board considered data compiled by EGA from an unaffiliated third party proprietary database comparing the proposed advisory fees and projected expense ratios of the Funds with the advisory fees and expense ratios of other mutual funds having similar investment objectives and underlying holdings (the “Peer Group”). The data for the Peer Group included expense ratio information both before fee waivers and reimbursements (the “gross expense ratio”) and after fee waivers and reimbursements (the “net expense ratio”). The Board discussed the criteria used by EGA for selecting the Peer Group. The Board noted that the Peer Group and the Peer Group metrics for each Fund included the Fund itself. The Board, including the Independent Trustees, concluded that the data was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services to be provided to each Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; the projected expense ratio of each Fund; any ancillary benefits realized by EGA due to its relationship with the Trust (i.e., “fall-out” benefits); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services to be provided to each Fund by EGA.  The Board reviewed the services that EGA is expected to provide to each Fund. In connection with the advisory services to be provided to each Fund, the Board noted EGA’s significant responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; executing portfolio security trades for purchases and redemptions of Fund shares, as well as during index rebalances and reconstitutions; and oversight of general portfolio compliance with relevant law. The Board also noted the Funds would require more extensive cash management than is typically the case with the ETF series of the Trust.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser to the ETF series of the Trust with similar investment objectives, strategies and risks. The Board also noted EGA’s procedures to manage potential conflicts of interest and EGA’s belief that management of the funds in the Trust and EGA Frontier Diversified Core Fund does not present a material conflict of interest. Based on their consideration and review of the foregoing information, the Board concluded that the Fund was likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided.  The Board compared both the services to be rendered and the fees to be paid pursuant to the Advisory Agreement for each Fund to the contractual advisory fees of other registered investment advisers providing services to similar funds in the Peer Group. In particular, the Board compared each Fund’s proposed advisory fee and projected expense ratio, both before and after the fee waiver and expense reimbursement paid by EGA pursuant to a written agreement between EGA and each Fund, to the advisory fees and expense ratios of the other funds in each Fund’s Peer Group as of December 31, 2014.

The Board noted that the proposed advisory fee of each Fund was below the median and average advisory fee of the other funds in each Fund’s Peer Group. The Board also noted that the projected gross expense ratio and net expense ratio for Institutional Class and Advisor Class shares of each Fund were below the median and average gross expense ratio and net expense ratio, respectively, of corresponding share classes of the other funds in each Fund’s Peer Group.

68   EGA Emerging Global Shares Trust

Board Review and Approval of EGA Mutual Funds Advisory Contract (Unaudited) (concluded)

After comparing each Fund’s proposed advisory fee and projected expense ratio with those of the other funds in each Fund’s Peer Group, and in light of the nature, quality, and extent of services to be provided by EGA and the costs incurred by EGA in rendering those services, the Board concluded that the advisory fees to be paid to EGA with respect to each Fund were fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale.  The Board noted that, because the Funds had not commenced operations, it was not possible to assess either EGA’s profitability or the potential for economies of scale. The Board acknowledged EGA’s willingness to waive fees and/or reimburse expenses in order to cap the costs paid by each Fund’s shareholders, and the effect of such commitment on EGA’s profitability based on information presented to the Board. The Board also considered EGA’s profitability with respect to the ETF series of the Trust, noting that EGA had in the past introduced breakpoints to its advisory fee for certain series of the Trust when assets under management had reached a significant size.

The Board considered fall-out benefits received by EGA from its relationship with the Trust. EGA acknowledged positive reputational benefits from the success of the funds in the Trust, including benefits to EGA Indices, a separate group within EGA, which sponsors indexes for certain series of the Trust.

(d) Investment performance of EGA.  The Board noted that, because the Funds had not commenced operations, it was not possible to assess EGA’s investment performance with respect to the Funds. The Board did consider EGA’s investment performance with respect to the ETF series of the Trust, including ETF series with investment objectives, strategies and risks similar to the Funds, relative to their stated investment objectives to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in each series’ investment objective, and EGA’s success in achieving each series’ objectives.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board, including the Independent Trustees, concluded that the proposed advisory fees and projected expense ratios were reasonable in relation to the services to be provided by EGA to each Fund, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the Advisory Agreement with EGA would be in the best interest of each Fund and their shareholders.

EGA Emerging Global Shares Trust   69

Board Review and Approval of EGShares EM Equity Value ETF Advisory Contract (Unaudited)

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the investment advisory agreement (the “Advisory Agreement”) between Emerging Global Advisors, LLC (“EGA”) and the Trust with respect to the EGShares EM Equity Value ETF (the “Fund”), for a period of two years from March 1, 2015 until February 28, 2017. Under the Advisory Agreement, EGA is obligated to pay all of the ordinary operating expenses of the Fund (the “Unified Fee”).

In considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement; (ii) information describing the nature, quality, and extent of the services that EGA expects to provide to the Fund, and the fees that EGA proposes to charge for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP, counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act.

In addition, the Board considered data compiled by EGA from an unaffiliated third party proprietary database comparing the proposed advisory fee and projected expense ratio of the Fund with the advisory fees and expense ratios of other U.S.-listed ETFs having similar investment objectives, indexes and underlying holdings, including other EGA-sponsored funds (the “Peer Group”). The data for the Peer Group included expense ratio information both before fee waivers and reimbursements and after fee waivers and reimbursements (the “net expense ratio”). The Board discussed the criteria used by EGA for selecting the Peer Group. The Board noted that the Peer Group and the Peer Group metrics for the Fund included the Fund itself. The Board, including the Independent Trustees, concluded that the data was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services to be provided to the Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; the projected expense ratio of the Fund; any ancillary benefits realized by EGA due to its relationship with the Trust (i.e., “fall-out” benefits); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to the Fund:

(a) The nature, extent, and quality of services to be provided to the Fund by EGA.  The Board reviewed the services that EGA is expected to provide to the Fund. In connection with the advisory services to be provided to the Fund, the Board noted EGA’s significant responsibilities as the Fund’s investment adviser, including: implementation of the investment management program of the Fund; management of the day-to-day investment and reinvestment of the assets in the Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis, as well as during index rebalances and reconstitutions; and oversight of general portfolio compliance with relevant law.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser to the other ETF series of the Trust with similar investment objectives, strategies and risks. The Board also noted EGA’s procedures to manage potential conflicts of interest and EGA’s belief that management of the funds in the Trust and EGA Frontier Diversified Core Fund does not present a material conflict of interest. Based on their consideration and review of the foregoing information, the Board concluded that the Fund was likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided.  The Board compared both the services to be rendered and the fees to be paid pursuant to the Advisory Agreement for the Fund to the contractual advisory fees of both EGA and other registered investment advisers providing services to similar ETFs in the Peer Group. In particular, the Board compared the Fund’s proposed advisory fee and projected expense ratio to the advisory fees and expense ratios of the other ETFs in the Fund’s Peer Group as of December 31, 2014.

The Board noted that the proposed advisory fee of the Fund was above the median and average, but below the maximum, advisory fee of the other funds in the Fund’s Peer Group. The Board also noted that the projected expense ratio of the Fund was above the median and average, but below the maximum, net expense ratio of the other funds in the Fund’s Peer Group. The Board considered the appropriateness of the proposed advisory fee and projected expense ratio of the Fund under the Unified Fee compared to the advisory fees and expense ratios of the ETFs in the Peer Group. The Board received information regarding the costs, including operational costs borne by EGA under the Unified Fee. The Board noted EGA’s assumption of the contractual obligation to limit the Fund’s ordinary operating expenses through the Unified Fee could not be changed without shareholder approval.

70   EGA Emerging Global Shares Trust

Board Review and Approval of EGShares EM Equity Value ETF Advisory Contract (Unaudited) (concluded)

After comparing the Fund’s proposed advisory fee and projected expense ratio with those of the other funds in the Peer Group, and in light of the nature, quality, and extent of services to be provided by EGA and the costs incurred by EGA in rendering those services and absorbing the Fund’s ordinary operating expenses under the Unified Fee, the Board concluded that the advisory fee to be paid to EGA with respect to the Fund was fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.  The Board noted that, because the Fund had not commenced operations, it was not possible to assess either EGA’s profitability or the potential for economies of scale. The Board acknowledged EGA’s contractual obligation to limit the Fund’s expenses through the Unified Fee, and the effect of such obligation on EGA’s profitability based on information presented to the Board. The Board also considered EGA’s profitability with respect to the other ETF series of the Trust, noting that EGA had in the past introduced breakpoints to its advisory fee for certain series of the Trust when assets under management had reached a significant size.

The Board considered fall-out benefits received by EGA from its relationship with the Trust. EGA acknowledged positive reputational benefits from the success of the funds in the Trust, including benefits to EGA Indices, a separate group within EGA, which sponsors indexes for the Fund and certain other ETF series of the Trust.

(d) Investment performance of EGA.  The Board noted that, because the Fund had not commenced operations, it was not possible to assess EGA’s investment performance with respect to the Fund. The Board did consider EGA’s investment performance with respect to the other ETF series of the Trust, including ETF series with investment objectives, strategies and risks similar to the Fund, relative to their stated investment objectives to seek investment results that correspond (before fees and expenses) to the price and yield performance of the applicable underlying index that is referenced in each series’ investment objective, and EGA’s success in achieving each series’ objectives, including tracking difference (i.e., the difference of the returns between a fund and the underlying index it seeks to track) and tracking error (i.e., the volatility of the difference of the returns between a fund and the underlying index it seeks to track).

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee, the Board, including the Independent Trustees, concluded that the proposed advisory fee and projected expense ratio were reasonable in relation to the services to be provided by EGA to the Fund, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Board, including the Independent Trustees, determined that the approval of the Advisory Agreement with EGA would be in the best interest of the Fund and its shareholders.

EGA Emerging Global Shares Trust   71

Board of Trustees and Officers  (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 155 West 19th Street, New York, NY 10011. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 155 West 19th Street, New York, NY 10011.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	17	Daxor Corp. (Medical Products and Biotechnology), since 2004.
Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008.	17	None
Jeffrey D. Haroldson, 1957	Trustee	Since 2009	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Ridgewood Capital Advisors LLC (consulting and business advisory services), President since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	17	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008.	17	None
1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the EGA Frontier Diversified Core Fund and the Trust, which together consist of seventeen funds. As of March 31, 2015, eleven funds were operational.
3	Mr. Holderith is considered to be an “interested persons” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ Advisor.

72   EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)  (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 to 2011; UBS (and its predecessor, PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).
Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1973	Principal Financial Officer, Vice President and Treasurer	Since 2013	Chief Operating Officer, since April 2014, Chief Financial Officer, since August 2012, Emerging Global Advisors, LLC; Managing Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment Bank, 2002 to 2009.
Joseph Signora Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1976	Chief Compliance Officer	Since September 2014	Deputy Chief Compliance Officer, Emerging Global Advisors, LLC, since July 2014; Director of Compliance, Van Eck Associates Corp. (advisory firm), 2011 to June 2014; Vice President, Compliance, Artio Global Management LLC, 2007 to 2011.
1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

EGA Emerging Global Shares Trust   73

General Information (Unaudited)

Investment Advisor
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGShares Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the Securities Exchange Commission’s (the “SEC”) website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.egshares.com or by calling (888) 800-4EGS (4347).

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and policies, experience of its management, marketability of shares and other information.

74   EGA Emerging Global Shares Trust

155 West 19th Street
New York, NY 10011
(888)800-4EGS(4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

EGShares Blue Chip ETF

EGShares Brazil Infrastructure ETF

EGShares EM Quality Dividend ETF
(formerly EGShares Low Volatility Emerging Markets Dividend ETF)

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $118,500 for 2015 and $177,500 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,000 for 2015 and $49,000 for 2014. The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the Registrant‘s accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for 2015 and $0 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EGA Emerging Global Shares Trust

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  June 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert C. Holderith

Robert C. Holderith, President

(principal executive officer)

Date  June 3, 2015

By (Signature and Title)* /s/ Susan M. Ciccarone

Susan M. Ciccarone, Chief Financial Officer

(principal financial officer)

Date  June 2, 2015

* Print the name and title of each signing officer under his or her signature.